                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]
Check the appropriate box:
[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Rule 14a-11(c) of 14a-12


                             TUSCARORA INCORPORATED
                (Name of Registrant as Specified in its Charter)

                                      N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[ X ]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)  Title of each class of securities to which transaction applies:

       (2)  Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       (4)  Proposed maximum aggregate value of transaction:

       (5)  Total fee paid:

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1.  Amount previously paid:

       2.  Form, Schedule or Registration Statement No.:

       3.  Filing Party:

       4.  Date Filed:

                                      LOGO

                                800 FIFTH AVENUE
                        NEW BRIGHTON, PENNSYLVANIA 15066

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               DECEMBER 18, 1997

To The Shareholders:

     The Annual Meeting of Shareholders of Tuscarora Incorporated (the "Company") will be held at the Pittsburgh Airport Marriott, Parkway West, Coraopolis, Allegheny County, Pennsylvania on Thursday, December 18, 1997 at 10:30 A.M., Pittsburgh time, for the purpose of considering and acting upon the following:

     (1) The election of four persons to serve as directors for a three-year term expiring at the annual meeting of shareholders in 2000;

     (2) The approval of the adoption of the 1997 Stock Incentive Plan;

     (3) The ratification of the appointment of Ernst & Young LLP as independent public accountants to audit the financial statements of the Company and its subsidiaries for the 1998 fiscal year; and

     (4) Such other business as may properly come before the Annual Meeting or any adjournment thereof.

                                          By Order of the Board of Directors,

                                                  Harold F. Reed, Jr.,
                                                       Secretary

New Brighton, Pennsylvania
November 18, 1997

                             YOUR VOTE IS IMPORTANT

YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED AT THE ANNUAL MEETING. THE GIVING OF YOUR PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING. PLEASE INDICATE ON THE PROXY YOU RETURN WHETHER OR NOT YOU WILL ATTEND THE MEETING.

NOVEMBER 18, 1997

                             TUSCARORA INCORPORATED
                                800 FIFTH AVENUE
                        NEW BRIGHTON, PENNSYLVANIA 15066

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                               DECEMBER 18, 1997

     This Proxy Statement is furnished to shareholders in connection with the solicitation by the Board of Directors of Tuscarora Incorporated (the "Company") of proxies in the accompanying form for use at the Annual Meeting of Shareholders of the Company to be held on December 18, 1997 and at any adjournment thereof. If a proxy in the accompanying form is duly executed and returned to the Company, the shares represented will be voted at the Meeting and, where a choice is specified, will be voted in accordance with the specification made. Any shareholder who gives a proxy has the power to revoke it at any time before it is exercised by notice to the Secretary. A later-dated proxy will revoke an earlier proxy, and shareholders who attend the Meeting may, if they wish, vote in person even though they have submitted a proxy, in which event the proxy will be deemed to have been revoked.

     The Company's Articles provide that the Company has the authority to issue 20,000,000 shares of Common Stock, without par value (the "Common Stock"), and 1,000,000 shares of Preferred Stock, par value $.01 per share. Only shares of Common Stock have been issued. As of the close of business on October 24, 1997, 9,476,040 shares of Common Stock were issued and outstanding.

     Holders of record of the Common Stock as of the close of business on October 24, 1997 have the right to receive notice of and to vote at the Annual Meeting. These shareholders are entitled to one vote for each share held on all matters to be considered and acted upon at the Meeting. Under the Company's Articles, the shareholders do not have cumulative voting rights in the election of directors.

     The Annual Report to Shareholders for the fiscal year ended August 31, 1997, which includes consolidated financial statements, is enclosed with this Proxy Statement.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

     Under the proxy rules of the Securities and Exchange Commission (the "SEC"), a person who directly or indirectly has or shares voting power and/or investment power with respect to a security is considered as a beneficial owner of the security. Voting power includes the power to vote or direct the voting of shares, and investment power includes the power to dispose of or direct the disposition of shares. Shares as to which voting power and/or investment power may be acquired within 60 days are also considered as beneficially owned under these proxy rules.

MANAGEMENT

     The following table sets forth information with respect to the beneficial ownership of shares of the Company's Common Stock as of the close of business on October 24, 1997 by (i) each director, (ii) each person named in the Summary Compensation Table included in this Proxy Statement and (iii) all directors and executive officers of the Company as a group. Unless otherwise indicated in the footnotes to the table, each person named has sole voting power and sole investment power with respect to the shares included in the table.

                                                                  BENEFICIAL OWNERSHIP
                                                                    OF COMMON STOCK
                                                               --------------------------
                                                               NUMBER OF         PERCENT
                                NAME                            SHARES           OF CLASS
        ----------------------------------------------------   ---------         --------
        Thomas S. Blair                                          204,357            2.12%
        James H. Brakebill (1)(2)                                 64,605             .68%
        David I. Cohen (3)                                         3,000             .03%
        Abe Farkas (3)(4)(5)                                     445,200            4.61%
        Karen L. Farkas (3)                                       19,500             .20%
        Del E. Goedeker                                             none             .00%
        Robert W. Kampmeinert (4)(6)(7)                           19,500             .20%
        Jeffery L. Leininger                                        none             .00%
        Brian C. Mullins (1)(2)(4)                                77,399             .81%
        David C. O'Leary (1)(2)(3)(4)(6)                         172,077            1.81%
        John P. O'Leary, Jr. (1)(2)(3)(4)(6)(8)(9)               318,551            3.34%
        Harold F. Reed, Jr. (3)(4)                                76,950             .80%
        Thomas P. Woolaway (3)(4)                                313,641            3.25%
        All directors and executive officers of the Company
          as a group (13 persons)(1)                           1,714,780           17.76%

---------

(1) Includes shares covered by stock options exercisable within 60 days as follows: James H. Brakebill, 47,625 shares; Brian C. Mullins, 49,560 shares; David C. O'Leary, 27,750 shares; and John P. O'Leary, Jr., 55,500 shares. In computing the percentage ownership for each executive officer and all directors and executive officers as a group, the shares covered by the stock options held by each executive officer and the group are deemed outstanding.

(2) Includes shares credited to their accounts under the Company's Common Stock Purchase Plan for Salaried Employees as follows: James H. Brakebill, 1,862 shares; Brian C. Mullins, 1,241 shares; David C. O'Leary, 1,144 shares; and John P. O'Leary, Jr., 781 shares.

(3) Includes shares held jointly with their spouses, as to which voting power and investment power are shared, as follows: David I. Cohen, 3,000 shares; Abe Farkas, 151,400 shares; Karen L. Farkas, 750 shares; David C. O'Leary, 30,684 shares; John P. O'Leary, Jr., 16,368 shares; Harold F. Reed, Jr., 13,500 shares; and Thomas P. Woolaway, 1,450 shares.

(4) Includes shares held by their wives as follows: Abe Farkas, 90,000 shares; Robert W. Kampmeinert, 1,500 shares; Brian C. Mullins, 8,100 shares; David
     C. O'Leary, 2,617 shares; John P. O'Leary, 592 shares; Harold F. Reed, Jr., 1,500 shares and Thomas P. Woolaway, 77,139 shares. Beneficial ownership of these shares is disclaimed.

(5) Includes 172,150 shares held by the wife of Abe Farkas as trustee under trusts for children and grandchildren. Beneficial ownership of these shares is disclaimed.

(6) Includes shares held in custodian accounts for children as follows: Robert
     W. Kampmeinert, 3,000 shares; David C. O'Leary, 11,475 shares; and John P. O'Leary, Jr., 13,622 shares. Beneficial ownership of these shares is disclaimed.

(7) Includes 15,000 shares held by Parker/Hunter Incorporated. Beneficial ownership of these shares is disclaimed.

(8) Includes 105,285 shares held by the trust for the individual account defined contribution pension plans of the Company and its subsidiaries. John P. O'Leary, Jr. is a named fiduciary with respect to this trust and has sole power to direct the trustee as to the acquisition, disposition and voting of the Company's Common Stock held by the trust.

(9) Includes 31,950 shares held by a trust created under the Will of a former employee of the Company as to which John P. O'Leary, Jr. shares voting power and investment power as co-trustee with a bank. Beneficial ownership of these shares is disclaimed.

     The information in the table does not include 316,761 shares of the Company's Common Stock held by trusts created under the Will of John P. O'Leary, Sr., co-founder and former Chief Executive Officer of the Company. Mrs. John P. O'Leary, Sr., John P. O'Leary, Jr., David C. O'Leary and Kerry O'Leary Zombeck are co-trustees of these trusts and share voting power and investment power. John P. O'Leary, Jr., David C. O'Leary and Kerry O'Leary Zombeck are the children of Mrs. John P. O'Leary, Sr.

OTHER BENEFICIAL OWNERS

     Information with respect to the only persons known by the Company to be the beneficial owners of more than 5% of the Company's Common Stock as of the close of business on October 24, 1997 is as follows:

                                                                   BENEFICIAL OWNERSHIP
                                                                      OF COMMON STOCK
                                                                  -----------------------
                                                                  NUMBER OF      PERCENT
                           NAME AND ADDRESS                        SHARES        OF CLASS
                      ---------------------------                 ---------      --------
        Jack Farkas 6315 Forbes Avenue Pittsburgh, Pennsylvania
        15212                                                      486,000         5.13%

        T. Rowe Price Associates, Inc. 100 East Pratt Street
        Baltimore, Maryland 21202                                  755,000         7.97%

     Jack Farkas is the brother and uncle, respectively, of Abe Farkas and Karen
L. Farkas, both of whom are directors of the Company. Jack Farkas has sole voting power and sole investment power with respect to the shares included in the table.

     The information presented for T. Rowe Price Associates, Inc. ("T. Rowe Price") was obtained from NASDAQ Stock Market, Inc. which obtained the information from filings made by T. Rowe Price with the SEC. The Company has been advised by T. Rowe Price that the shares shown are held by the T. Rowe Price Small Cap Value Fund, a closed end mutual fund registered under the Investment Company Act of 1940.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers to file with the SEC reports of beneficial ownership and changes in beneficial ownership of the Company's Common Stock. These persons are required to furnish the Company with copies of all Section 16(a) reports they file. Thomas P. Woolaway made a late filing in June 1997 with respect to sales of the Company's Common Stock on three days in April 1997 and John P. O'Leary, Jr. and David C. O'Leary filed Form 5 reports at the end of the 1997 fiscal year which disclosed that during March 1996 a report covering a sale of shares of the Company's Common Stock by a trust of which they were trustees was inadvertently not filed. Based on written representations of its directors and executive officers and copies of the reports that they have filed, the Company believes that all other reports required to be filed under Section 16(a) by the Company's directors and executive officers for the 1997 fiscal year were timely filed.

                             ELECTION OF DIRECTORS

     Four directors will be elected at the Annual Meeting to serve until the annual meeting of shareholders in 2000 and until their successors are elected. The Board of Directors has nominated Karen L. Farkas, Robert W. Kampmeinert, David C. O'Leary and Harold F. Reed, Jr. and recommends a vote for their election. Each nominee has consented to be named as a nominee. All the nominees are presently directors.

     Unless authority to so vote is withheld, it is intended that the proxies solicited by the Board of Directors will be voted "FOR" the election of the four nominees. In the event that at the date of the Annual Meeting any of the nominees should for any reason not be available for election, the proxies solicited by the Board will be voted for the election of the other nominees and such substitute nominees as shall be designated by the Board.

     The Board of Directors does not have a nominating committee. The Company's Articles provide that nominations for the election of directors at a meeting of shareholders may be made only by the Board, a committee of the Board or a shareholder of record entitled to vote in the election of the directors to be elected; provided, however, that a nomination may only be made by a shareholder of record at a meeting of shareholders if written notice that the nomination is to be made is received by the Secretary of the Company prior to the meeting. In the case of an annual meeting, the written notice must be received 90 days prior to the anniversary date of the immediately preceding annual meeting and must contain certain information with respect to the nominee as set forth in the Articles. Information with respect to the nominating procedure may be obtained by a shareholder from the Secretary of the Company. No written notice that a nomination would be made by a shareholder at the Annual Meeting was received by the Company.

     Information with respect to the nominees and the other directors whose terms of office will continue after the Annual Meeting is set forth in the table below. The nominees and other directors have held the positions shown for more than five years unless otherwise indicated.

                                DIRECTOR                    PRINCIPAL OCCUPATION OR
            NAME                  SINCE                 EMPLOYMENT; DIRECTORSHIPS; AGE
-----------------------------   ---------      -------------------------------------------------
Nominees for a term expiring
in 2000:
Karen L. Farkas                   1994         President and Treasurer of Heart Smart Foods
                                               Ltd.(wholesaler/retailer of specialty foods),
                                               Alberta, Canada; Tutor and seminar instructor in
                                               corporate finance, investments and individual
                                               finance at Athabasca University, Alberta, Canada;
                                               Age 49

Robert W. Kampmeinert             1994         Chairman, President and Chief Executive Officer
                                               of Parker/Hunter Incorporated (investment banking
                                               firm); Pittsburgh, Pennsylvania; Director of
                                               Tollgrade Communications; Age 54

David C. O'Leary                  1985         Vice President, Operations of the Company since
                                               May 1997; Vice President, Sales and Marketing, of
                                               the Company from April 1994 to May 1997; Vice
                                               President-Southern Division of the Company prior
                                               to April 1994; Age 48

Harold F. Reed, Jr.               1969         Senior Partner of Reed, Luce, Tosh, Wolford and
                                               Douglass (law firm), Beaver, Pennsylvania;
                                               Secretary of the Company; Director of First
                                               Western Bancorp; Age 70

                                DIRECTOR                    PRINCIPAL OCCUPATION OR
            NAME                  SINCE                 EMPLOYMENT; DIRECTORSHIPS; AGE
-----------------------------   ---------      -------------------------------------------------
Continuing directors with a term
expiring in 1998:
David I. Cohen                    1993         Partner of Titus & McConomy (law firm),
                                               Pittsburgh, Pennsylvania, since July 1995;
                                               Partner of Reed Smith Shaw & McClay (law firm),
                                               Pittsburgh, Pennsylvania prior to July 1995; Age
                                               46

Abe Farkas                        1962         Retired; formerly owner of Beaver Super Market,
                                               Beaver, Pennsylvania; Age 81

John P. O'Leary, Jr.              1974         President and Chief Executive Officer of the
                                               Company (also Chairman of the Board of Directors
                                               of the Company); Director of Matthews
                                               International Corporation; Age 50

Continuing directors with a term
  expiring in 1999:
Thomas S. Blair                   1962         Chairman of the Board of Blair Strip Steel
                                               Company (manufacturer of cold-rolled strip
                                               steel), New Castle, Pennsylvania; Age 75

Jeffery L. Leininger              1996         Vice Chairman-Specialized Commercial Banking,
                                               Mellon Bank, N.A. (national bank), Pittsburgh,
                                               Pennsylvania since February 1996; Executive Vice
                                               President, Head of Middle Market Banking of
                                               Mellon from February 1994 to February 1996;
                                               Senior Vice President, Head of Western Region of
                                               Middle Market Banking of Mellon prior to February
                                               1994; Age 51

Thomas P. Woolaway                1962         Retired Chief Operating Officer of the Company;
                                               Vice Chairman of the Board of Directors of the
                                               Company; Age 66

     During the 1997 fiscal year, there were seven meetings of the Board of Directors. Average attendance at those meetings was 97%.

VOTE REQUIRED

     Only affirmative votes are counted in the election of directors. The four nominees for election as directors at the Annual Meeting who receive the highest number of votes cast for the election of directors by the holders of the Company's Common Stock present in person or voting by proxy, a quorum being present, will be elected as directors.

COMMITTEES OF BOARD OF DIRECTORS

     The Board of Directors has an Executive Committee, Compensation Committee and Audit Committee.

     The members of the Executive Committee are John P. O'Leary, Jr. (Chairman), Thomas S. Blair, David C. O'Leary, Harold F. Reed, Jr. and Thomas P. Woolaway. The Executive Committee may exercise all the power and authority of the Board in the management of the affairs of the Company except for matters expressly reserved by law for Board action. It is intended that the Executive Committee will meet only infrequently as necessary between regular meetings of the Board. The Executive Committee did not meet during the 1997 fiscal year.

     The members of the Compensation Committee are Robert W. Kampmeinert (Chairman), Thomas S. Blair, Harold F. Reed, Jr. and Thomas P. Woolaway. The Compensation Committee recommends to the Board the base salary and bonuses of the Company's executive officers as well as the grant of stock options, administers the Company's Common Stock Purchase Plan for Salaried Employees and designates the participants and levels of participation under the Company's Supplemental Executive Retirement Plan. The Compensation Committee also makes recommendations to the Board with respect to director compensation and administers the Company's Deferred Compensation Plan for Non-Employee Directors. During the 1997 fiscal year, there were two meetings of the Compensation Committee.

     The members of the Audit Committee are David I. Cohen (Chairman), Abe Farkas, Karen L. Farkas and Jeffery L. Leininger. The responsibilities of the Audit Committee include assuring direct and open lines of communication between the Board of Directors and the Company's accounting personnel and independent public accountants and reviewing the annual financial statements of the Company and its subsidiaries with the management of the Company and the independent public accountants. The Audit Committee verifies the independence of the independent public accountants, recommends to the Board the retention or selection of the independent public accountants, reviews the quality and depth of staffing in the Company's financial and accounting departments and reviews proposed changes in accounting principles as they may materially affect the Company. During the 1997 fiscal year, there were two meetings of the Audit Committee.

COMPENSATION OF DIRECTORS

     Each director who is not an employee of the Company receives an annual retainer of $5,000. Non-employee directors who serve on the Executive Committee also receive an annual fee of $1,500 and non-employee directors who serve as Chairmen of Board Committees also receive an annual fee of $1,000. In addition, non-employee directors receive $1,500 for each Board meeting and $750 for each meeting of the Compensation Committee and Audit Committee they attend. Non-employee directors receive reimbursement for travel expenses to attend Board and Committee meetings. Directors who are employees of the Company do not receive compensation for serving as a director.

     The Company maintains a Deferred Compensation Plan for Non-Employee Directors which permits Directors who are not employees of the Company to defer compensation earned for services as a director until after termination of service. Participants may defer compensation into a bookkeeping account which credits the participant with phantom share units of the Company's Common Stock or into a bookkeeping account to which interest is credited. The number of phantom share units credited is the amount of compensation deferred divided by the fair market value of the Company's Common Stock on the date of deferral. Three non-employee directors have elected to defer all or part of their compensation into a phantom share account. As cash dividends are paid, additional phantom share units are credited to the account. Payments of the value of an account are made by the Company in cash after the participant ceases to be a director at the election of the participant in a lump sum or in up to ten annual installments.

     The Company also has a retirement plan for directors who are not current or former employees of the Company. Under the plan, retirement benefits are paid to any director whose service as a director has terminated and who is 60 and has completed at least five years of service on the Board at the time of termination of service. The retirement benefit is an amount equal to 50% of the amount paid each year to active non-employee directors. The benefits commence immediately upon termination of service and terminate upon the earliest to occur of (i) expiration of a period of time equal to the period of time the retired director served, (ii) the death of the retired director or (iii) the tenth anniversary of the date on which service as a director terminated. There are no survivor benefits payable under the plan.

COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth information concerning the compensation paid for services rendered in all capacities to the Company and its subsidiaries for the last three fiscal years to those persons who were at August 31, 1997 the Chief Executive Officer of the Company and the Company's other executive officers.

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG-TERM
                                                                                    COMPENSATION
                                                                                    ------------
                                               ANNUAL COMPENSATION                     AWARDS
                                  ----------------------------------------------    ------------
                                                                       OTHER         SECURITIES
                                                                       ANNUAL        UNDERLYING      ALL OTHER
                                  FISCAL     SALARY      BONUS      COMPENSATION      OPTIONS       COMPENSATION
  NAME AND PRINCIPAL POSITION      YEAR      ($)(2)      ($)(3)        ($)(4)          (#)(5)          ($)(6)
-------------------------------   ------    --------    --------    ------------    ------------    ------------
John P. O'Leary, Jr.               1997     $262,500    $105,000        $ --           15,000         $ 21,251
  President and                    1996      250,000     120,000          --           15,000           10,047
  Chief Executive Officer          1995      225,000     140,000          --           12,000            9,936
Brian C. Mullins                   1997      170,000      54,000          --            7,500           21,246
  Vice President and               1996      162,500      60,000          --            7,500           10,032
  Treasurer                        1995      150,000      70,000          --            6,000            9,853
David C. O'Leary                   1997      170,000      54,000          --            7,500           18,332
  Vice President, Sales            1996      155,000      60,000          --            7,500           10,128
  and Marketing until May 1997;    1995      140,000      70,000          --            6,000           10,043
  Vice President, Operations
  since May 1997
James H. Brakebill                 1997      170,000      54,000          --            7,500           21,454
  Vice President,                  1996      155,000      60,000          --            7,500           10,128
  Manufacturing until May 1997;    1995      140,000      70,000          --            6,000           10,010
  Vice President, Manufacturing
  Services since May 1997
Del E. Goedeker,                   1997      170,100      54,000          --               --               --
  Vice President,                  1996       81,800          --          --               --               --
  Corporate Development(1)         1995           --          --          --               --               --

---------
(1) Del E. Goedeker was employed by and became an executive officer of the Company in December 1996. Prior to this time, he had acted as a consultant to the Company on acquisition matters since May 1996. Mr. Goedeker's salary for the 1996 and 1997 fiscal years includes the amount he received as a consultant to the Company.

(2) Represents base salary and includes the tax deferred contributions made by the Company on behalf of the executive officers under the Company's Section 401(k) Plan.

(3) Cash bonuses are awarded to the executive officers following the end of each fiscal year.

(4) The dollar value of perquisites and other personal benefits is required to be disclosed under this column if the amount for any executive officer equals or exceeds $50,000 or 10% of the total of annual salary and bonus. The dollar value of the perquisites and other personal benefits did not exceed the threshold amount for any of the executive officers named for any of the fiscal years covered in the table.

(5) Represents the number of shares of the Company's Common Stock for which stock options were granted under the Company's 1989 Stock Incentive Plan.

(6) This column includes employer contributions for the accounts of the named executive officers, except Del E. Goedeker, under (i) the Company's individual account defined contribution pension plan for salaried employees, (ii) the Company's Section 401(k) Plan and (iii) the Company's Common Stock Purchase Plan for Salaried Employees. Because Mr. Goedeker had not been an employee for more than one year during the 1997 fiscal year, he did not participate in any of these plans. For the 1997 fiscal year, the breakdown of the employer contributions among the plans is as set forth below. The employer contributions under the pension plan are higher than in prior fiscal years as a result of a plan amendment effective at the beginning of the 1997 fiscal year.

                                                                                        COMMON
                                                                                        STOCK
                                                           PENSION       SECTION       PURCHASE
                              NAME                          PLAN       401(K) PLAN       PLAN
        ------------------------------------------------   -------     -----------     --------
        John P. O'Leary, Jr.............................   $19,500       $ 1,391         $360
        Brian C. Mullins................................   $19,500         1,506          240
        David C. O'Leary................................   $16,500         1,472          360
        James H. Brakebill..............................   $19,500         1,594          360

     Option Grants. The following table sets forth as to the persons named in the Summary Compensation Table, except Del E. Goedeker, additional information with respect to the stock options granted during the 1997 fiscal year, including the potential realizable value from the stock options assuming they are exercised at the end of the ten-year option term and assuming 5% and 10% annual rates of stock price appreciation during the option term. Mr. Goedeker was not an employee when stock options were granted during the 1997 fiscal year.

                       OPTION GRANTS IN 1997 FISCAL YEAR

                                                                                            POTENTIAL REALIZABLE
                                                                                                   VALUE
                                                                                             AT ASSUMED ANNUAL
                                               INDIVIDUAL GRANTS(1)                                RATES
                            -----------------------------------------------------------        OF STOCK PRICE
                                                                                              APPRECIATION FOR
                             NUMBER OF        % OF TOTAL        EXERCISE                       OPTION TERM(2)
                            SECURITIES      OPTIONS GRANTED       PRICE                    ----------------------
                            UNDERLYING      TO EMPLOYEES IN     PER SHARE    EXPIRATION
          NAME              OPTIONS(#)     1997 FISCAL YEAR      ($/SH)         DATE         5%($)       10%($)
-------------------------   -----------    -----------------    ---------    ----------    ---------    ---------
John P. O'Leary, Jr......      15,000             9.74%          $ 14.96       10/22/06    $ 141,124    $ 357,636
Brian C. Mullins.........       7,500             4.87%            14.96       10/22/06       70,562      178,818
David C. O'Leary.........       7,500             4.87%            14.96       10/22/06       70,562      178,818
James H. Brakebill.......       7,500             4.87%            14.96       10/22/06       70,562      178,818

---------
(1) The stock options for the number of shares shown were granted on October 23, 1996 and became exercisable on April 23, 1997. The exercise price per share was 100% of the fair market value of the Company's Common Stock on the date of grant. Fair market value is the average of the high and low sales prices of the Company's Common Stock on the date of grant on the NASDAQ National Market System as reported in The Wall Street Journal. The exercise price may be paid in cash, in shares of the Common Stock which have been held for at least one year or in any combination of cash and such shares.

(2) The 5% and 10% assumed annual rates of stock price appreciation do not reflect actual changes in the fair market value of the Company's Common Stock since the date of grant. The information in the table is provided in accordance with the rules of the SEC regarding the disclosure of compensation of executive officers. The information is not intended to forecast possible future stock price appreciation, if any.

     Option Exercises and Values. The following table sets forth as to the persons named in the Summary Compensation Table, except Del E. Goedeker, information with respect to the number of shares of the Company's Common Stock acquired upon the exercise of stock options during the 1997 fiscal year, the value realized from such exercises, the number of shares covered by unexercised stock options held at August 31, 1997 and the value of such unexercised stock options at August 31, 1997.

              AGGREGATED OPTION EXERCISES IN 1997 FISCAL YEAR AND
                       1997 FISCAL YEAR END OPTION VALUES

                                                                         NUMBER OF
                                                                         SECURITIES
                                                                         UNDERLYING      VALUE OF UNEXERCISED
                                                                        UNEXERCISED          IN-THE-MONEY
                                                                         OPTIONS AT           OPTIONS AT
                                                            VALUE       1997 FISCAL          1997 FISCAL
                                     SHARES ACQUIRED      REALIZED        YEAR END             YEAR END
               NAME                  ON EXERCISE (#)       ($)(1)          (#)(2)               ($)(3)
----------------------------------   ----------------     ---------     ------------     --------------------
John P. O'Leary, Jr...............         8,000           $73,400         55,500              $196,800
Brian C. Mullins..................         2,750            50,408         49,560               321,425
David C. O'Leary..................         4,000            36,700         27,750                98,400
James H. Brakebill................         3,000            54,437         47,625               300,397

---------
(1) The value realized is the difference between the aggregate fair market value of the shares acquired on exercise and the aggregate exercise price.

(2) In the case of Brian C. Mullins and James H. Brakebill, the outstanding stock options at 1997 fiscal year end include stock options granted under the Company's 1985 Incentive Stock Option Plan as well as the present plan. All the outstanding stock options at 1997 fiscal year end were exercisable.

(3) The value of unexercised in-the-money stock options is the difference between the aggregate fair market value of shares covered by stock options with an exercise price less than fair market value at 1997 fiscal year end and the aggregate exercise price of such stock options. All the outstanding stock options at 1997 fiscal year end were in-the-money.

     Supplemental Retirement Benefits. Effective September 1, 1996, the Company adopted a supplemental executive retirement plan under which supplemental retirement benefits may be paid by the Company directly to key executives designated by the Compensation Committee. John P. O'Leary, Jr., Brian C. Mullins and James H. Brakebill were designated as participants. Under the plan, designated percentages of compensation are credited each fiscal quarter to an unfunded bookkeeping account for each participant. Interest is also credited to the account for each fiscal quarter at the then prime rate as announced by the Company's principal bank. Payments from the account commence after the later of the participant's termination of employment or age 55 and are paid in the form of a single life annuity unless another form of annuitized payment is elected. A participant does not have the option to elect to receive a lump sum payment from the Company. Under an agreement entered into with each participant, the supplemental retirement benefits may be forfeited in the event of certain activity by the participant not in the best interests of the Company during the three-year period following termination of employment. During the 1997 fiscal year, the amounts accrued by the Company under the plan to the bookkeeping accounts for the benefit of John P. O'Leary, Jr., Brian C. Mullins and James H. Brakebill amounted to $24,712, $14,357 and $19,860, respectively.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company's principal bank is Mellon Bank, N.A., of which Jeffery L. Leininger, a director of the Company, is Vice Chairman--Specialized Commercial Banking. The Company has a credit agreement with Mellon Bank, N.A. which provides for a $40,000,000 revolving credit facility and under which, as of August 31, 1997, $32,375,000 was borrowed under a term note repayable in quarterly installments with final maturity on August 31, 2004. As of August 31, 1997, $26,215,000 was borrowed under the revolving credit facility. The Company may choose as to both the revolving credit facility and the term note between various interest rate options for specified interest periods. The Company has entered into interest rate swap, cap and floor agreements with Mellon Bank, N.A. having a combined notional value of $42,375,000 as of August 31, 1997. The purpose of these agreements is to reduce the impact of increases in the interest rates on the Company's variable rate long-term debt, principally under the credit agreement with Mellon Bank, N.A.

     For information regarding transactions involving Robert W. Kampmeinert and Harold F. Reed, Jr., directors of the Company, see "Compensation Committee Interlocks and Insider Participation" below.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the 1997 fiscal year, the members of the Compensation Committee were Robert W. Kampmeinert, Thomas S. Blair, Harold F. Reed, Jr. and Thomas P. Woolaway. Mr. Kampmeinert replaced Mr. Blair as Chairman of the Committee in December 1996.

     Robert W. Kampmeinert is the Chairman, President and Chief Executive Officer of Parker/Hunter Incorporated, an investment banking firm which rendered professional services to the Company during the 1997 fiscal year and will render professional services to the Company during the 1998 fiscal year.

     Harold F. Reed, Jr. is a partner in the law firm of Reed, Luce, Tosh, Wolford and Douglass which rendered professional services to the Company during the 1997 fiscal year and will render professional services to the Company during the 1998 fiscal year. Mr. Reed is also Secretary of the Company.

     Thomas P. Woolaway, a co-founder of the Company, was an officer of the Company from its formation until his retirement in 1994. Mr. Woolaway was the Chief Operating Officer of the Company at the time of his retirement.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Company's compensation program for its executive officers is administered by the Compensation Committee of the Board of Directors, all the members of which are non-employee directors. The program is composed primarily of cash compensation, consisting of base salary and a bonus, but also includes non-cash compensation in the form of stock options and accrued supplemental retirement benefits. The Company has five executive officers, each of whom is named in the Summary Compensation Table included in this Proxy Statement. One executive officer, who was previously a consultant to the Company, did not become an employee until December 1996.

     Base Salary and Bonus. The base salary and bonus of each executive officer for each fiscal year is established by the Board of Directors following a recommendation by the Committee. Base salary for a fiscal year is determined at the end of the preceding fiscal year. Bonuses for a fiscal year are awarded after the financial results for the fiscal year have become available.

     The base salary of each executive officer depends primarily on the office and responsibilities of the executive officer. Increases are affected by the Company's growth and financial performance. For the 1997 fiscal year, the Committee recommended and the Board approved an increase in the base salary of John P. O'Leary, Jr., the Company's Chief Executive Officer, of 5%. Although the 1996 fiscal year was a record year in both sales and earnings, the dollar increase in salary for the 1997 fiscal year was half the dollar increase awarded for fiscal 1996 following extraordinary financial results for fiscal 1995. The rationale for the lower salary increase for the 1997 fiscal year than in the prior fiscal year was that the fiscal 1996 growth in earnings lagged the fiscal 1996 growth in sales. As for the other executive officers, Brian C. Mullins, the Company's Chief Financial Officer, received substantially the same percentage salary increase as the CEO, while David C. O'Leary and James H. Brakebill received salary increases of 9.7% in recognition of substantial increases in their responsibilities during the preceding several years. For Del E. Goedeker, the new executive officer, in view of his substantial contribution as a consultant to the Company prior to becoming an executive officer, the Committee recommended and the Board approved a base salary that, when added to the prior fees he received as a consultant, would be the same as Messrs. Mullins, David C. O'Leary and Brakebill.

     As to bonuses, the Committee strongly believes that executive officers should have a meaningful portion of their total compensation tied to the profitability of the Company. Accordingly, financial results for a fiscal year are a primary consideration in the awarding of bonuses; but other factors, especially individual performance, have significance as well. There is no plan requiring that bonuses be paid if certain criteria are met, there is no established relationship between a bonus and base salary and there is no formula under which established weights are given to the various factors considered. In general, the Committee compares the factors for the current year against recent prior years and acts accordingly. Although the Company's net sales continued to grow in the 1997 fiscal year, the Company's net income declined from the record $9,652,617 in the 1996 fiscal year to $9,295,261. The decline resulted from operational problems at certain of the Company's older manufacturing units, as well as lower than expected profitability from units in the United Kingdom and from the Company's newly expanded thermoforming operations. As a result, the Committee recommended and the Board approved lower bonuses for the CEO and the other executive officers than in the two preceding years. In each case, except for the new executive officer, the combined base salary and bonus for the 1997 fiscal year was substantially the same as in the preceding fiscal year.

     The Committee has not recommended base salaries or bonuses based on compensation paid by other companies although from time to time the Committee reviews ranges of compensation for executive officers of manufacturing companies with comparable sales.

     Stock Options. The Committee recommends stock option grants to the Board of Directors. Stock options have been the principal form of long-term compensation received by the Company's executive officers. The Committee has favored stock options as a long-term incentive because they match the interests of the employee-optionholder with those of the shareholders. Any value to the employee is tied directly to stock price increases. For a number of years, stock options have been granted each October following release of the Company's financial results for the preceding fiscal year. The number of shares covered by each stock option grant depends on the optionee's responsibilities with the Company, as reflected by the optionee's job classification, as well as the Company's financial performance. John P. O'Leary, Jr., by virtue of his CEO position, receives a stock option for a greater number of shares that the other executive officers. In October 1996, Mr. O'Leary was granted a stock option to purchase 15,000 shares of the Company's Common Stock while the other then executive officers were granted stock options for 7,500 shares. The exercise price of the stock options, which expire after ten years, is 100% of the fair market value of the Company's Common Stock on the effective date of grant. The option grants to the executive officers covered the same number of shares as the grants in October 1995.

     Retirement Benefits. The Company's executive officers will receive retirement benefits under the Company's individual account defined contribution pension plan for salaried employees and the Company's Section 401(k) Plan, both of which are qualified plans under the Internal Revenue Code. The Committee recommended increases, approved by the Board and effective at the beginning of the 1997 fiscal year, in the retirement benefits of the CEO and other key employees, including all the executive officers (except the new executive officer). These increases were in recognition of the fact that due to restrictions and limitations under the Internal Revenue Code these employees might not receive adequate retirement income upon their retirement from employment. The salaried pension plan was amended to increase the employer contributions for these employees, and in addition, a new supplemental executive retirement plan was adopted under which benefits payable by the Company upon retirement may be accrued in unfunded bookkeeping accounts for designated participants. The Committee designated John P. O'Leary, Jr., Brian C. Mullins and James H. Brakebill as participants in the new plan. See "Compensation of Executive Officers--Supplemental Retirement Benefits" in this Proxy Statement.

     Other. The executive officers may also participate in the Company's Common Stock Purchase Plan for Salaried Employees which is administered by the Committee. Certain perquisites and other personal benefits are also provided to certain of the Company's employees, including its executive officers. These personal benefits in the aggregate are not significant.

     The Committee is aware that the deduction for compensation paid to the CEO and the other executive officers is limited to $1 million under Section 162(m) of the Internal Revenue Code and that certain performance based compensation may be excluded from this limitation. The Committee has not recommended that any steps be taken to qualify any compensation for the exclusion because it has not been necessary to do so. Cash compensation paid to the executive officers has not reached the level where being entitled to the deduction might be a concern for the Company, and the vast majority of the stock options granted to the executive officers each year has been incentive stock options as to which the Company is not generally entitled to a deduction for Federal income tax purposes.

                                          Respectfully submitted,

                                          Robert W. Kampmeinert, Chairman
                                          Thomas S. Blair
                                          Harold F. Reed, Jr.
                                          Thomas P. Woolaway

SHAREHOLDER RETURN PERFORMANCE GRAPH

     The following line graph compares the cumulative total shareholder return on the Company's Common Stock over the 1993-1997 fiscal years with the cumulative total return of the NASDAQ Stock Market (U.S.) Index, the Russell 2000 Index and the Dow Jones Containers and Packaging Industry Group over the same period. The graph assumes a $100 investment on August 31, 1992 in the Company's Common Stock and in each of the indices and assumes the reinvestment of dividends.

 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG THE COMPANY, THE NASDAQ
                                  STOCK MARKET
(U.S.) INDEX, THE RUSSELL 2000 INDEX AND THE DOW JONES CONTAINERS AND PACKAGING
                                 INDUSTRY GROUP

                                                                   DOW JONES
     MEASUREMENT PERIOD          TUSCARORA       NASDAQ STOCK    CONTAINERS AND
   (FISCAL YEAR COVERED)        INCORPORATED    MARKET (U.S.)      PACKAGING       RUSSELL 2000
1992                                      100              100              100              100
1993                                       79              132               91              133
1994                                       83              137              109              140
1995                                      133              185              124              170
1996                                      131              209              122              188
1997                                      156              291              163              242

     A comparison with the Russell 2000 Index is being made for the first time. It is the Company's intention to substitute the Russell 2000 Index for the NASDAQ Stock Market (U.S.) Index in future Shareholder Return Performance Graphs. The change is being made because the Company believes that the market capitalization of the Company is closer to the market capitalization of the companies included in the Russell 2000 Index than the market capitalization of the companies included in the NASDAQ Stock Market (U.S.) Index. The Company originally chose the NASDAQ Index because it did not believe that its shareholders would be as familiar with the Russell 2000 Index as the NASDAQ Index. The Russell 2000 Index is regularly quoted in The Wall Street Journal and is now widely recognized as an index for small and mid-capitalization corporations such as the Company.

               APPROVAL OF ADOPTION OF 1997 STOCK INCENTIVE PLAN

     The 1997 Stock Incentive Plan (the "1997 Plan") was adopted by the Company's Board of Directors ("the Board") on October 17, 1997, subject to and conditioned on obtaining approval by the Company's shareholders at the Annual Meeting.

     The Board recommends that the shareholders vote for approval of the adoption of the 1997 Plan. Unless otherwise directed therein, the proxies solicited by the Board will be voted "FOR" approval of adoption of the 1997 Plan.

     The material features of the 1997 Plan are summarized below, but the summary is qualified in its entirety by the full text of the 1997 Plan, which is set forth as Exhibit A to this Proxy Statement.

GENERAL

     The purposes of the 1997 Plan include encouraging eligible employees of the Company and its subsidiaries to increase their efforts to make the Company and each subsidiary more successful and promoting the long-term success of the Company by creating a mutuality of interest between the Company's non-employee directors and the Company's shareholders. The eligible employees are those employees of the Company or any subsidiary, including employees who are directors of the Company, who share responsibility for the management, growth or protection of the business of the Company or any subsidiary. The eligible directors are those directors who are not also employees of the Company or any subsidiary (the "Nonemployee Directors").

     The 1997 Plan provides for (i) the grant of incentive stock options (stock options qualifying under Section 422 of the Internal Revenue Code of 1986 (the "Code")), nonstatutory stock options (stock options not qualifying under Sections 422 or 423 of the Code) or both types of stock options (but not in tandem) and (ii) the award of restricted shares, performance shares and other shares, all as described in the 1997 Plan. Alternative stock appreciation rights may be granted in conjunction with incentive stock options or nonstatutory stock options and cash payment rights may be granted in conjunction with nonstatutory stock options. The eligible employees may be granted any type of stock option or award. The Nonemployee Directors are only eligible to be granted nonstatutory stock options (with or without alternative stock appreciation rights and/or cash payment rights) and to receive awards of restricted shares.

     The aggregate number of shares of the Company's Common Stock which may be issued under the 1997 Plan is 750,000 shares, subject to proportionate adjustment in the event of stock splits and similar events. No stock options or other awards may be granted under the 1997 Plan subsequent to December 17, 2007.

     In the event any outstanding stock option is cancelled by mutual consent or terminates or expires for any reason without having been exercised in full, the shares of Common Stock not purchased under the stock option will again be available for purposes of the 1997 Plan, except that to the extent that alternative stock appreciation rights granted in conjunction with a stock option are exercised and the related stock option surrendered the number of shares available for purposes of the 1997 Plan will be reduced by the number of shares of Common Stock, if any, issued upon exercise of the alternative stock appreciation rights. If any shares of Common Stock are forfeited to the Company pursuant to the restrictions applicable to restricted shares awarded under the 1997 Plan, the number of shares so forfeited will again be available for purposes of the 1997 Plan. To the extent performance shares are not earned, the shares will again be available for purposes of the 1997 Plan.

     The shares which may be issued under the 1997 Plan may be either authorized but unissued shares or treasury shares or partly each.

     Stock options are currently outstanding under the Company's 1985 Incentive Stock Option Plan and 1989 Stock Incentive Plan. No other share awards were granted under these plans, and no further stock options or other awards may be granted under these plans. These plans did not provide for the grant of stock options or other types of share awards to Nonemployee Directors.

ADMINISTRATION

     The 1997 Plan is administered by the Board. Subject to the provisions of the 1997 Plan, the Board has full authority, in its discretion, to grant stock options and other awards under the 1997 Plan and to determine the persons to whom stock options and awards will be granted and the number of shares to be covered by each stock option or award.

STOCK OPTIONS

     The option price for each stock option will be such price as the Board, in its discretion, determines but will not be less than 100% of the fair market value per share of the Company's Common Stock on the date of grant of the stock option. Fair market value for all purposes under the 1997 Plan is the average of the high and low sales prices of the Company's Common Stock on the date as of which fair market value is determined on the NASDAQ National Market System as reported in The Wall Street Journal. As of November 10, 1997, the fair market value of a share of the Company's Common Stock as so computed was $18.

     Each stock option will be exercisable at such time or times as the Board, in its discretion, determines, except that no stock option will be exercisable after the expiration of ten years from the date of grant. An exercisable stock option may be exercised in whole or in part. Each grant of a stock option must be confirmed by a stock option agreement between the Company and the grantee which sets forth the terms of the stock option.

     The option price for each stock option is payable in full in cash at the time of exercise; however, in lieu of cash, if authorized by the Board, the option price may be paid in whole or in part by delivering to the Company shares of Common Stock having a fair market value on the date of exercise of the stock option equal to the option price for the shares being purchased, except that any portion of the option price representing a fraction of a share must be paid in cash and no shares of Common Stock which have been held less than one year may be delivered in payment of the option price.

     The aggregate fair market value (determined as of the time the incentive stock options are granted) of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year may not exceed $100,000. If the date on which any incentive stock options may first be exercised would be accelerated pursuant to any provision of the 1997 Plan or any stock option agreement, and the acceleration of such exercise date would result in a violation of this $100,000 restriction, then, notwithstanding any such provision, but subject to the authorization provided for in the following sentence, the exercise date of such incentive stock options will be accelerated only to the extent, if any, that does not result in a violation of the $100,000 restriction, and in such event the exercise date of the incentive stock options with the lowest option price would be accelerated first. The Board may, in its discretion, authorize the acceleration of the exercise date of one or more incentive stock options even if such acceleration would violate the $100,000 restriction and one or more incentive stock options would be converted in whole or in part to nonstatutory stock options.

     No incentive stock option granted under the 1997 Plan is transferable other than by Will or by the laws of descent and distribution, and an incentive stock option may be exercised during a grantee's lifetime only by the grantee. Unless the Board, in its discretion, otherwise determines, nonstatutory stock options may be transferred by the grantee by gift to the grantee's spouse, to any of the grantee's lineal descendants or to the trustee(s) of a trust for the benefit of any such persons.

     Notwithstanding any provision of the 1997 Plan or any stock option agreement, any grantee who has made a hardship withdrawal from the Company's
Section 401(k) Plan for Salaried Employees (or any holder of a stock option granted to such a grantee) is prohibited, for a period of twelve (12) months following such hardship withdrawal, from exercising any stock option granted under the 1997 Plan in such a manner and to the extent that the exercise of such stock option would result in an employee elective contribution or an employee contribution to an employer plan within the meaning of Treasury Regulation sec. 1.401(k)-1(d)(2)(iv)(B)(3) or any successor regulation thereto. The unofficial position of the Internal Revenue Service appears to be that the payment of the option price in cash would result in such a contribution whereas the payment of the option price in shares would not.

     Unless the Board determines otherwise, the following provisions of this paragraph will apply in the event of any termination of employment of a grantee, except that the second preceding paragraph will apply in any event if the exercise date of any incentive stock option is accelerated and the preceding paragraph will apply in any event if a grantee makes a hardship withdrawal under the Company's Section 401(k) Plan for Salaried Employees. If the employment of a grantee is voluntarily terminated with the consent of the Company or a subsidiary or a grantee retires under any retirement plan of the Company or a subsidiary, any then outstanding stock option granted to the grantee is exercisable (but only to the extent the stock option was exercisable immediately prior to the termination of employment without taking into account the restriction on exercise relating to hardship withdrawals) at any time prior to the expiration of the stock option or until three years after the date of termination of employment, whichever is the shorter period. In the event of the death of a grantee during employment, any then outstanding stock option is exercisable in full (whether or not so exercisable immediately prior to the death of the grantee) by the holder of the stock option, or if the grantee held the stock option at the time of death, by the person entitled to do so under the Will of the grantee or, if the grantee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the grantee, at any time prior to the expiration of the stock option or until three years after the date of death of the grantee, whichever is the shorter period. In the event of the death of a grantee after termination of employment during a period when a stock option is exercisable, the stock option is exercisable by the holder of the stock option, or if the grantee held the stock option at the time of death, by such person entitled to do so under the Will of the grantee or by such legal representative, at any time during the shorter of the following two periods (i) until the expiration of the stock option or (ii) until three years after the termination of employment of the grantee or one year after the date of death, whichever is longer. Except as provided below under "Additional Rights in Certain Events", if the employment of a grantee would terminate for any other reason, any then outstanding stock option granted to the grantee, whether or not exercisable immediately prior to termination of employment, would automatically terminate.

     Unless the Board determines otherwise, the following provisions of this paragraph will apply in the event of the termination of service of a Nonemployee Director. If a grantee ceases to serve as a Nonemployee Director for any reason other than resignation, removal for cause or death, any then outstanding stock option granted to the grantee is exercisable (but only to the extent the stock option was exercisable immediately prior to ceasing to serve as a Nonemployee Director) at any time prior to the expiration of the stock option or until three years after the date the grantee ceases to serve as a Nonemployee Director, whichever is the shorter period. In the event of the death of a grantee during service as a Nonemployee Director, any then outstanding stock option granted to the grantee is exercisable in full (whether or not so exercisable immediately prior to the death of the grantee) by the holder of the stock option, or if the grantee held the stock option at the time of death, by the person entitled to do so under the Will of the grantee, or, if the grantee shall fail to make testamentary disposition of the stock option or dies intestate, by the legal representative of the grantee, at any time prior to the expiration of the stock option or until three years after the date of death, whichever is the shorter period. In the event of the death of a grantee after ceasing to serve as a Nonemployee Director during a period when a stock option is exercisable, the stock option is exercisable by the holder of the stock option, or if the grantee held the stock option at the time of death, by such person entitled to do so under the Will of the grantee or by such legal representative, at any time during the shorter of the following two periods: (i) until the expiration of the stock option or (ii) until three years after the date the grantee ceased to serve as a Nonemployee Director or one year after the date of death, whichever is longer. Except as provided below under "Additional Rights in Certain Events", if during his or her term of office as a Nonemployee Director a grantee would resign from the Board or be removed from office for cause, any then outstanding stock option granted to the grantee (whether or not exercisable immediately prior to resignation or removal) would automatically terminate.

     The anti-dilution provisions contained in the 1997 Plan provide for proportionate adjustment in the number of shares covered by outstanding stock options and in the option price of outstanding stock options in the event of stock splits and similar events.

     Alternative Stock Appreciation Rights. Alternative stock appreciation rights are exercisable to the extent that the related stock option is exercisable and only by the same person who is entitled to exercise the related stock option. An alternative stock appreciation right entitles the person exercising the stock option to surrender the related stock option or any portion thereof without exercising the stock option and to receive from the Company that number of shares of the Company's Common Stock having an aggregate fair market value on the date of exercise of the alternative stock appreciation right equal to the excess of the fair market value of one share of the Company's Common Stock on such date over the option price per share times the number of shares covered by the stock option or portion thereof which is surrendered. Alternative stock appreciation rights granted under the 1997 Plan may be paid in cash or part in cash and part in shares, in the discretion of the Board.

     Cash Payment Rights. Cash payment rights entitle the person entitled to exercise the related nonstatutory stock option, upon exercise of the stock option, or any portion thereof, to receive cash from the Company (in addition to the shares to be received upon exercise of the stock option) equal to such percentage as the Board, in its discretion, shall determine not greater than 100% of the excess of the fair market value of a share of the Common Stock on the date of exercise of the stock option over the option price per share, multiplied by the number of shares covered by the stock option, or portion thereof, which is exercised.

     Subject to the foregoing and the other provisions of the 1997 Plan, stock options granted under the 1997 Plan may be exercised at such times and in such amounts and be subject to such restrictions and other terms and conditions, if any, as are determined, in its discretion, by the Board.

RESTRICTED SHARES

     Restricted shares awarded by the Board will be subject to such restrictions (which may include restrictions on the right of the grantee to sell, assign, transfer or encumber the shares awarded while such shares are subject to restrictions) as the Board may impose thereon and be subject to forfeiture to the extent events (which may, in the discretion of the Board, include termination of employment and/or performance-based events) specified by the Board occur prior to the time the restrictions lapse.

     Each restricted share award must be confirmed by a restricted share agreement between the Company and the grantee, which sets forth the number of restricted shares awarded, the restrictions imposed thereon, the duration of such restrictions, the events the occurrence of which would cause a forfeiture of the restricted shares and such other terms and conditions as the Board in its discretion deems appropriate.

     Following a restricted share award and prior to the lapse of the applicable restrictions, share certificates representing the restricted shares are held by the Company in escrow. The Board, in its discretion, may determine that dividends and other distributions on the shares held in escrow will not be paid until the lapse or termination of the applicable restrictions. Upon the lapse or termination of the applicable restrictions (and not before such time), the share certificates representing the restricted shares are released from escrow and unpaid dividends, if any, are paid. From the date a restricted share award is effective, the grantee is a shareholder with respect to all the shares represented by the share certificates for the restricted shares and has all the rights of a shareholder with respect to the restricted shares, including the right to vote the restricted shares and to receive all dividends and other distributions paid with respect to the restricted shares, subject only to the preceding provisions of this paragraph, the succeeding paragraph and the restrictions imposed by the Board.

     If a dividend or other distribution is declared upon the Company's Common Stock payable in shares of the Common Stock, the shares of the Common Stock distributed with respect to any restricted shares held in escrow will also be held by the Company in escrow and be subject to the same restrictions as are applicable to the restricted shares.

     No provision of the 1997 Plan precludes a grantee from transferring restricted shares to (i) the trustee(s) of a trust that is revocable by the grantee or (ii) the trustee(s) of any other trust to the extent approved in advance by the Board.

PERFORMANCE SHARES

     Performance shares awarded by the Board will entitle the grantee to receive up to the number of shares of the Company's Common Stock covered by the award at the end of or at a specified time or times during a specified award period contingent upon the extent to which one or more predetermined performance targets are satisfied during the award period. The performance target or targets may be expressed in terms of earnings per share, return on shareholder equity, operating profit, return on capital employed or such other measures of accomplishment by the Company or a subsidiary, or the grantee individually, as may be established, in its discretion, by the Board. The performance target or targets may vary for different award periods and need not be the same for each grantee receiving an award for an award period. The performance target or targets and such other terms and conditions of the award of the performance shares as the Board, in its discretion, deems appropriate must be set forth in a performance share agreement between the Company and the grantee.

     At any time prior to the end of an award period, the Board may adjust downward (but not upward) the performance target or targets as a result of major events unforeseen at the time of the award, such as changes in the economy, in the industry or the laws affecting the operations of the Company or a subsidiary, or any branch, department or portion thereof, or any other event the Board determines would have a significant impact on the probability of attaining the previously established performance target or targets. The Board, in its discretion, may determine that any dividends or other distributions that would have been paid on earned performance shares had the shares been outstanding during the period from the award to the payment of the performance shares may also be paid.

     If prior to the close of an award period, the employment of a grantee of performance shares is voluntarily terminated with the consent of the Company or a subsidiary, the grantee retires under any retirement plan of the Company or a subsidiary or the grantee dies, the Board, in its discretion, may determine to pay all or part of the performance shares based upon the extent to which the Board determines the performance target or targets have been achieved and/or such other factors as the Board may deem relevant. Except as provided below under "Additional Rights in Certain Events", if the employment of a grantee would terminate prior to the close of an award period for any other reason, the unearned performance shares would be deemed not to have been earned and the shares would not be paid.

     The anti-dilution provisions contained in the 1997 Plan provide for proportionate adjustment in the number of shares covered by unearned performance share awards in the event of stock splits and similar events.

     No provision of the 1997 Plan precludes a grantee from transferring the right to receive performance shares to (i) the trustee(s) of a trust that is revocable by the grantee or (ii) the trustee(s) of any other trust to the extent approved in advance by the Board.

OTHER SHARES

     The Board, in its discretion, may from time to time make other awards of shares of the Company's Common Stock to employees under the 1997 Plan as an inducement to the grantee to enter the employment of the Company or a subsidiary, in recognition of the contribution of the grantee to the performance of the Company or a subsidiary, or any branch, department or portion thereof, in recognition of the grantee's individual performance or on the basis of such other factors as the Board may deem relevant.

ADDITIONAL RIGHTS IN CERTAIN EVENTS

     The Plan provides for certain additional rights upon the occurrence of one or more events described in Section 8 of the Plan ("Section 8 Events"). A
Section 8 Event is deemed to have occurred, with certain exceptions, when

          (i) the Company acquires actual knowledge that any person (other than the Company, a subsidiary or any employee benefit plan sponsored by the Company) has acquired beneficial ownership, directly or indirectly, of securities representing 20% or more of the voting power of the Company,

          (ii) a tender offer is made to acquire securities of the Company entitling the holders thereof to 20% or more of the voting power of the Company,

          (iii) a solicitation subject to Rule 14a-11 under the Securities Exchange Act of 1934 (the "1934 Act") (or any successor Rule) relating to the election or removal of 50% or more of the Board or any class of the Board is made by any person other than the Company or less than 51% of the members of the Board are Continuing Directors (as defined below) or

          (iv) the shareholders of the Company approve a merger, consolidation, share exchange, division or sale or other disposition of assets of the Company as a result of which the shareholders of the Company immediately prior to the transaction will not hold, directly or indirectly, immediately following the transaction a majority of the voting power of (1) in the case of a merger or consolidation, the surviving or resulting corporation, (2) in the case of a share exchange, the acquiring corporation or (3) in the case of a division or sale or other disposition of assets, each surviving, resulting or acquiring corporation which, immediately following the transaction, holds more than 10% of the consolidated assets of the Company immediately prior to the transaction.

     A "Continuing Director" means a director of the Company who either (i) was a director of the Company on the effective date of the Plan or (ii) is an individual whose election, or nomination for election, as a director of the Company was approved by a vote of at least two-thirds of the directors then still in office who were Continuing Directors (other than an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company which would be subject to Rule 14a-11 under the 1934 Act (or any successor Rule)).

     Subject to the provisions of the 1997 Plan limiting such rights in the case of incentive stock options, unless the agreement between the Company and the grantee otherwise provides, if any Section 8 Event occurs (i) all outstanding stock options will become immediately and fully exercisable, (ii) all stock options granted to a grantee whose employment with the Company or a subsidiary terminates within one year of any Section 8 Event for any reason other than voluntary termination with the consent of the Company or a subsidiary, retirement under any retirement plan of the Company or a subsidiary or death, or whose service as a Nonemployee Director ceases within one year of any Section 8 Event for a reason other than removal for cause or death, will be exercisable for a period of three years from the date of such termination of employment or service as a Nonemployee Director but in no event after the expiration of the stock option, (iii) all restrictions applicable to restricted shares awarded under the Plan will lapse and (iv) all performance shares awarded under the Plan will be deemed to have been fully earned as of the date of the Section 8 Event, regardless of the attainment or nonattainment of any performance target.

POSSIBLE ANTI-TAKEOVER EFFECT

     The provisions of the Plan providing for the acceleration of the exercise date of stock options, the lapse of restrictions applicable to restricted shares and the deemed earnout of performance shares upon the occurrence of a Section 8 Event, and for the extension of the period during which stock options may be exercised upon termination of employment or service following a Section 8 Event, may be considered as having an anti-takeover effect.

MISCELLANEOUS

     The Board of Directors may alter or amend the 1997 Plan at any time, except that, without approval of the shareholders of the Company, no alteration or amendment may (i) increase the total number of shares which may be issued under the 1997 Plan, (ii) decrease the purchase price at which stock options may be granted to less than 100% of the fair market value per share of the Common Stock on the date of grant, (iii) reprice outstanding stock options or other awards or
(iv) extend the duration of the 1997 Plan. In addition, no alteration, amendment or termination of the 1997 Plan may, without the written consent of the holder of any outstanding grant or award under the 1997 Plan, adversely affect the rights of such holder.

     If a person who has been granted a stock option or awarded restricted shares or performance shares under the 1997 Plan engages in the operation or management of a business, whether as owner, partner, officer, director, employee or otherwise which is in competition with the Company or any of its subsidiaries, or engages in certain other activities not in the best interest of the Company, the Board, in its discretion, may immediately terminate all stock options granted to such person, declare forfeited all restricted shares granted to such person as to which the restrictions have not yet lapsed and cancel all unearned performance shares granted to such person.

     Income or employment taxes may be required to be withheld by the Company or a subsidiary for grantees who are employees in connection with the exercise of a stock option or alternative stock appreciation rights, upon a "disqualifying disposition" of the shares acquired upon exercise of an incentive stock option, at the time restricted shares are awarded or vest, performance shares are earned or other shares are awarded, or upon the receipt by the grantee of cash in payment of cash payment rights or dividends which are treated as compensation. The grantee will be required to pay the Company or subsidiary the amount required to be withheld in cash, except that unless the Board, in its discretion, shall otherwise determine the grantee may elect under certain circumstances to have shares of the Common Stock which would otherwise be received withheld, or to deliver previously owned shares of the Common Stock to the Company or subsidiary, to satisfy the withholding obligation.

     Because the Board will specifically approve each grant or award under the 1997 Plan, including the forms of agreement to be entered into between the Company and each grantee, it is expected that all acquisitions of shares of Common Stock under the 1997 Plan by persons subject to Section 16(b) of the 1934 Act as well as all dispositions of shares of Common Stock by such persons in payment of the option price of stock options or to satisfy tax withholding obligations will not be considered as purchases or sales for Section 16(b) purposes.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of the principal Federal income tax consequences of the grant and exercise of stock options and other awards under present law.

     Incentive Stock Options. A grantee does not recognize any taxable income for Federal income tax purposes upon receipt of an incentive stock option or, generally, upon the exercise of an incentive stock option, whether the option price is paid in whole or in part in cash or shares of the Company's Common Stock. The exercise of an incentive stock option generally will result in an increase in a grantee's taxable income for alternative minimum tax purposes.

     If a grantee exercises an incentive stock option and does not dispose of the shares received in a subsequent "disqualifying disposition" (generally, a sale, gift or other disposition within two years after the date of grant of the incentive stock option or within one year after the shares are transferred to the grantee), upon disposition of the shares any amount realized in excess of the grantee's tax basis in the shares disposed of is treated as a capital gain, and any loss is treated as a capital loss, which is long-term if the more than eighteen-month holding period requirement is satisfied with respect to shares sold after July 28, 1997. In the event of a "disqualifying disposition", the difference between the fair market value of the shares received on the date of exercise and the option price (limited, in the case of a taxable sale or exchange, to the excess of the amount realized upon disposition over the grantee's tax basis in the shares) is treated as compensation received by the grantee and is taxable in the year of disposition. Any additional gain is taxable as a capital gain and any loss as a capital loss, which for shares sold after July 28, 1997 is long-term if the shares were held for more than eighteen months, short-term if the shares were held for twelve months or less, and mid-term if the shares were held for more than twelve months but not more than eighteen months. Under proposed regulations, special rules apply in determining the compensation income recognized upon a "disqualifying disposition" if the option price of the incentive stock option is paid in shares of the Company's Common Stock. If shares of Common Stock received upon the prior exercise of an incentive stock option are transferred to the Company in payment of the option price of an incentive stock option within either of the two-year or one-year periods referred to above, the transfer is considered a "disqualifying disposition" of the shares transferred, but, under proposed regulations, only compensation income determined as stated above, and no capital gain or loss, is recognized.

     If the employment of a grantee terminates, any incentive stock option held by the grantee that is not terminated will be converted into a nonstatutory stock option, with the tax consequences described below, if it is not exercised within three months from the date of termination.

     Neither the Company nor any of its subsidiaries is entitled to a deduction for compensation paid with respect to shares received by a grantee upon exercise of an incentive stock option and not disposed of in a "disqualifying disposition". If an amount is treated as compensation received by a grantee because of a "disqualifying disposition", the Company or one of its subsidiaries generally is entitled to a corresponding deduction in the same amount for compensation paid.

     Nonstatutory Stock Options. A grantee does not recognize any taxable income for Federal income tax purposes upon receipt of a nonstatutory stock option.

     Upon the exercise of a nonstatutory stock option with cash, the amount by which the fair market value of the shares received, determined as of the date of exercise, exceeds the option price is treated as compensation received by the grantee in the year of exercise.

     If the option price of a nonstatutory stock option is paid in whole or in part in shares of the Company's Common Stock, no income, gain or loss is recognized on the receipt of shares equal in value on the date of exercise to the shares delivered in payment of the option price. The fair market value of the remainder of the shares received upon exercise of the nonstatutory stock option, determined as of the date of exercise, less the amount of cash, if any, paid upon exercise is generally treated as compensation income received on the date of exercise.

     In each instance that an amount is treated as compensation received, the Company or one of its subsidiaries generally is entitled to a corresponding deduction in the same amount for compensation paid.

     Alternative Stock Appreciation Rights. A grantee does not recognize any taxable income for Federal income tax purposes upon receipt of alternative stock appreciation rights. Upon the exercise of alternative stock appreciation rights, the fair market value of the shares received, determined as of the date of exercise, and any cash received, is generally treated as compensation received in the year of exercise. In each instance that an amount is treated as compensation received, the Company or one of its subsidiaries generally is entitled to a corresponding deduction in the same amount for compensation paid.

     Cash Payment Rights. A grantee does not recognize any taxable income for Federal income tax purposes upon receipt of cash payment rights. Any cash received in payment of cash payment rights is treated as compensation received by the grantee in the year in which the grantee becomes entitled to receive the cash payment. In each instance that an amount is treated as compensation received, the Company or one of its subsidiaries generally is entitled to a corresponding deduction in the same amount for compensation paid.

     Restricted Shares. A grantee of restricted shares does not recognize any taxable income for Federal income tax purposes at the time of an award, provided the shares are subject to restrictions (that is, they are nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Code to recognize compensation income at the time of an award in an amount equal to the fair market value of the shares on the date of the award, determined without regard to the restrictions. If the grantee does not make a Section 83(b) election, the fair market value of the shares on the date the restrictions lapse is treated as compensation income to the grantee in the year the restrictions lapse. In each instance that an amount is treated as compensation received, the Company or one of its subsidiaries generally is entitled to a corresponding deduction in the same amount for compensation paid.

     Performance Shares. A grantee of performance shares does not recognize any taxable income for Federal income tax purposes upon receipt of the award. Any shares of the Company's Common Stock received pursuant to the award are treated as compensation income received generally in the year in which the shares are received. The amount of compensation income is the fair market value of the shares on the date compensation income is recognized. The Company or one of its subsidiaries generally is entitled to a corresponding deduction in the same amount for compensation paid.

     Other Shares. Any shares of the Company's Common Stock received pursuant to an award of shares is treated as compensation income received by the grantee in the year in which the grantee receives the shares. The amount of compensation income is the fair market value of the shares on the date the grantee receives the shares. In each instance that an amount is treated as compensation received, the Company or one of its subsidiaries generally is entitled to a corresponding deduction in the same amount for compensation paid.

     Other Tax Matters. The acceleration of the exercise date of a stock option or the exercise of a stock option, the lapse of restrictions on restricted shares or the deemed earnout of performance shares following the occurrence of a
Section 8 Event, in certain circumstances, may result in (i) a 20% Federal excise tax (in addition to Federal income tax) to the grantee on certain amounts associated with the stock option and certain payments of the Company's Common Stock resulting from such lapse of restrictions on restricted shares or deemed earnout of performance shares and (ii) the loss of a compensation deduction which would otherwise be allowable to the Company or one of its subsidiaries.

VOTE REQUIRED

     Under Pennsylvania law, the affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of the Company's Common Stock voting in person or represented by proxy and entitled to vote, a quorum being present, is necessary for adoption of the 1997 Plan. Unlike the election of directors and the ratification of the appointment of the independent public accountants as to which brokers who are holders of record may vote in their discretion if they do not receive instructions from beneficial owners, brokers who are holders of record are only entitled to vote on the adoption of the 1997 Plan in accordance with instructions received from beneficial owners. Abstention from voting by shareholders present in person or represented by proxy and entitled to vote and broker non-votes are not votes cast "for" or "against" adoption of the 1997 Plan and are therefore not counted in determining whether the required vote has been obtained.

         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed Ernst & Young LLP as independent public accountants to audit the financial statements of the Company and its subsidiaries for the 1998 fiscal year. Ernst & Young LLP first audited the financial statements of the Company and its subsidiaries for the 1997 fiscal year. Although the appointment of independent public accountants is not required to be submitted to a vote of the shareholders, the Board believes that shareholders should participate in the selection of the independent public accountants through the ratification process.

     The Board of Directors recommends a vote for the ratification of the appointment of Ernst & Young LLP and unless otherwise directed therein, the proxies solicited by the Board will be voted "FOR" the ratification of the appointment of Ernst & Young LLP. In the event the shareholders fail to ratify the appointment, the Board will consider such vote as a direction to appoint other independent public accountants for the 1999 fiscal year.

     The Board of Directors expects that representatives of Ernst & Young LLP will be present at the Annual Meeting. The Board understands that while such representatives do not presently plan to make a statement at the Meeting, they will be available to respond to appropriate questions.

     S.R. Snodgrass, A.C., the Company's former independent public accountants, audited the financial statements of the Company and its subsidiaries for the 1996 fiscal year and prior fiscal years. The decision to change independent public accountants effective with the 1997 fiscal year was recommended by the Company's management and approved by the Audit Committee of the Board of Directors on February 9, 1996. Ernst & Young LLP was appointed by the Board for the 1997 fiscal year on the same date. The change to Ernst & Young LLP resulted from the expansion of the Company's operations into foreign countries. Ernst & Young LLP had already been performing the required statutory audits of the Company's operations in the United Kingdom and Mexico.

     The reports of S.R. Snodgrass, A.C. on the financial statements of the Company and its subsidiaries for the 1995 and 1996 fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the 1995 and 1996 fiscal years, there were no disagreements between the Company and S.R. Snodgrass, A.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of S.R. Snodgrass, A.C., would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its reports. During such fiscal years, there were also no reportable events as defined in Item 304(a)(1)(v) of the SEC's Regulation S-K.

     During the Company's 1995 and 1996 fiscal years, neither the Company nor anyone on its behalf consulted Ernst & Young LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements. However, as indicated above, the Company did engage Ernst & Young LLP to perform statutory audits of the Company's operations in the U.K. and Mexico for its 1995 and 1996 fiscal years.

VOTE REQUIRED

     Under Pennsylvania law, the affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of the Company's Common Stock voting in person or represented by proxy and entitled to vote, a quorum being present, is necessary for the ratification of the appointment of Ernst & Young LLP. Abstentions from voting by shareholders present in person or represented by proxy and entitled to vote are not votes cast "for" or "against" ratification of the appointment of Ernst & Young LLP and are therefore not counted in determining whether the required vote has been obtained.

                                 OTHER MATTERS

     No business other than that set forth above is expected to come before the Annual Meeting or any adjournment thereof. Should other business properly come before the Meeting or any adjournment thereof, the proxy holders will vote upon the same according to their discretion and best judgment.

                            EXPENSES OF SOLICITATION

     The cost of solicitation of proxies for the Annual Meeting will be paid by the Company. In addition to the solicitation of proxies by mail, the officers and regular employees of the Company may solicit proxies in person or by telephone or telegraph. Brokers, banks and other holders of record, either directly or through an agent, will forward proxy soliciting material and the Company's Annual Report to Shareholders for the fiscal year ended August 31, 1997 to the beneficial owners of the shares of the Company's Common Stock held of record by them, and the Company will reimburse these record holders for their reasonable out-of-pocket expenses incurred in so doing.

     The Company has also engaged Corporate Investor Communications, Inc. ("CIC") to aid in the solicitation of proxies. CIC has advised the Company that its services will include contacting brokers, banks, non-objecting beneficial owners and individual holders of record of the Company's Common Stock. It is anticipated that the Company will pay $5,000 to CIC for its services, plus expenses.

                           1998 SHAREHOLDER PROPOSALS

     A proposal submitted by a shareholder for the regular annual meeting of shareholders to be held in 1998 must be received by the Secretary, Tuscarora Incorporated, 800 Fifth Avenue, New Brighton, Pennsylvania 15066 on or prior to July 18, 1998 in order to be eligible for inclusion in the Company's Proxy Statement for that annual meeting.

                                          By Order of the Board of Directors,

                                                  Harold F. Reed, Jr.,
                                                       Secretary

                                                                       EXHIBIT A

                             TUSCARORA INCORPORATED

                           1997 STOCK INCENTIVE PLAN

     A purpose of the 1997 Stock Incentive Plan (the "Plan") is to encourage eligible employees of Tuscarora Incorporated (the "Company") and its Subsidiaries to increase their efforts to make the Company and each Subsidiary more successful, to provide an additional inducement for such employees to remain with the Company or a Subsidiary, to reward such employees by providing an opportunity to acquire shares of the Common Stock, without par value, of the Company (the "Common Stock") on favorable terms and to provide a means through which the Company may attract able persons to enter the employ of the Company or one of its Subsidiaries. Another purpose of the Plan is to promote the long-term success of the Company by creating a long-term mutuality of interest between the Company's non-employee directors (the "Nonemployee Directors") and the Company's shareholders, to provide an additional inducement for the Nonemployee Directors to remain with the Company and to provide a means through which the Company may attract able persons to serve as Nonemployee Directors. For the purposes of the Plan, the term "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing at least fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

                                   SECTION 1

                                 ADMINISTRATION

     The Plan shall be administered by the Board of Directors of the Company (the "Board").

     The Board shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the operations of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan.

     The Board shall keep records of action taken. A majority of the Board shall constitute a quorum at any meeting, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Board, shall be the acts of the Board.

                                   SECTION 2

                                  ELIGIBILITY

     Those employees of the Company or any Subsidiary, including employees who are directors of the Company, who share responsibility for the management, growth or protection of the business of the Company or any Subsidiary shall be eligible to be granted stock options (with or without alternative stock appreciation rights and/or cash payment rights) and to receive awards of restricted, performance and other shares as described herein. The Nonemployee Directors shall be eligible to be granted nonstatutory stock options (with or without alternative stock appreciation rights and/or cash payment rights) and to receive awards of restricted shares as described herein.

     Subject to the provisions of the Plan, the Board shall have full and final authority, in its discretion, to grant stock options (with or without alternative stock appreciation rights and/or cash payment rights) and to award restricted, performance and other shares as described herein and to determine the persons to whom any such grant or award shall be made and the number of shares to be covered thereby. In determining the eligibility of any person, as well as in determining the number of shares covered by each grant or award and whether alternative stock appreciation rights and/or cash payment rights shall be granted in conjunction with a stock option, the Board shall consider the position and the responsibilities of the person being considered, the nature and value to the Company or a Subsidiary of his or her services, his or her present and/or potential contribution to the success of the Company or a Subsidiary and such other factors as the Board may deem relevant.

                                   SECTION 3

                        SHARES AVAILABLE UNDER THE PLAN

     The aggregate number of shares of the Common Stock that may be issued and as to which grants or awards may be made under the Plan is 750,000 shares, subject to adjustment and substitution as set forth in Section 7. If any stock option granted under the Plan is canceled by mutual consent or terminates or expires for any reason without having been exercised in full, the number of shares subject thereto shall again be available for purposes of the Plan, except that to the extent that alternative stock appreciation rights granted in conjunction with a stock option under the Plan are exercised and the related stock option surrendered the number of shares available for purposes of the Plan shall be reduced by the number of shares of Common Stock issued upon exercise of such alternative stock appreciation rights. Any restricted shares which are surrendered or forfeited to the Company and any performance shares which are not earned shall again be available for issuance under the Plan.

     The shares which may be issued under the Plan may be either authorized but unissued shares or treasury shares or partly each.

                                   SECTION 4

                      GRANT OF STOCK OPTIONS, ALTERNATIVE
                       STOCK APPRECIATION RIGHTS AND CASH
                    PAYMENT RIGHTS AND AWARD OF RESTRICTED,
                          PERFORMANCE AND OTHER SHARES

     The Board shall have authority, in its discretion, (i) to grant "incentive stock options" pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to grant "nonstatutory stock options" (i.e., stock options which do not qualify under Sections 422 or 423 of the Code) or to grant both types of stock options (but not in tandem), (ii) to award restricted shares,
(iii) to award performance shares and (iv) to make other share awards, all as provided herein. The Board also shall have the authority, in its discretion, to grant alternative stock appreciation rights in conjunction with incentive stock options or nonstatutory stock options with the effect provided in Section 5(D) and to grant cash payment rights in conjunction with nonstatutory stock options with the effect provided in Section 5(E). Alternative stock appreciation rights granted in conjunction with an incentive stock option may only be granted at the time the incentive stock option is granted. Cash payment rights may not be granted in conjunction with incentive stock options. Alternative stock appreciation rights and/or cash payment rights granted in conjunction with a nonstatutory stock option may be granted either at the time the stock option is granted or at any time thereafter during the term of the stock option.

     Notwithstanding any other provision contained in the Plan or in any agreement referred to in Section 5(I), but subject to the possible exercise of the Board's discretion contemplated in the last sentence of this Section 4, the aggregate fair market value, determined as provided in Section 5(J) on the date of grant, of the shares with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year under all plans of the corporation employing such employee, any parent or subsidiary corporation of such corporation and any predecessor corporation of any such corporation shall not exceed $100,000. If the date on which one or more of such incentive stock options could first be exercised would be accelerated pursuant to any provision of the Plan or any stock option agreement, and the acceleration of such exercise date would result in a violation of the limitation set forth in the preceding sentence, then, notwithstanding any such provision, but subject to the provisions of the next succeeding sentence, the exercise dates of such incentive stock options shall be accelerated only to the date or dates, if any, that do not result in a violation of such limitation and, in such event, the exercise dates of the incentive stock options with the lowest option prices shall be accelerated to the earliest such dates. The Board may, in its discretion, authorize the acceleration of the exercise date of one or more incentive stock options even if such acceleration would violate the $100,000 limitation set forth in the first sentence of this paragraph and even if such incentive stock options are thereby converted in whole or in part to nonstatutory stock options.

                                   SECTION 5

                 STOCK OPTIONS, ALTERNATIVE STOCK APPRECIATION
                         RIGHTS AND CASH PAYMENT RIGHTS

     Stock options, alternative stock appreciation rights and cash payment rights granted under the Plan shall be subject to the following terms and conditions:

    (A) The purchase price at which each stock option may be exercised (the "option price") shall be such price as the Board, in its discretion, shall determine but shall not be less than one hundred percent (100%) of the fair market value per share of the Common Stock on the date of grant. For purposes of this Section 5(A), the fair market value of the Common Stock shall be determined as provided in Section 5(J).

    (B) The option price for each stock option shall be payable in cash in United States dollars (including check, bank draft or money order); provided, however, that in lieu of cash the person exercising the stock option may (if authorized by the Board at the time of grant in the case of an incentive stock option, or at any time in the case of a nonstatutory stock option) pay the option price in whole or in part by delivering to the Company shares of the Common Stock having a fair market value on the date of exercise of the stock option, determined as provided in Section 5(J), equal to the option price for the shares being purchased, except that (i) any portion of the option price representing a fraction of a share shall in any event be paid in cash and (ii) no shares of the Common Stock which have been held for less than one year may be delivered in payment of the option price of a stock option. Delivery of shares, if authorized, may also be accomplished through the effective transfer to the Company of shares held by a broker or other agent. The Company will also cooperate with any person exercising a stock option who participates in a cashless exercise program of a broker or other agent under which all or part of the shares received upon exercise of the stock option are sold through the broker or other agent or under which the broker or other agent makes a loan to such person. Notwithstanding the foregoing, unless the Board, in its discretion, shall otherwise determine at the time of grant in the case of an incentive stock option, or at any time in the case of a nonstatutory stock option, the exercise of the stock option shall not be deemed to occur and no shares of Common Stock will be issued by the Company upon exercise of the stock option until the Company has received payment of the option price in full. The date of exercise of a stock option shall be determined under procedures established by the Board, and as of the date of exercise the person exercising the stock option shall be considered for all purposes to be the owner of the shares with respect to which the stock option has been exercised. Payment of the option price with shares shall not increase the number of shares of the Common Stock which may be issued under the Plan as provided in
  Section 3.

    (C) Each stock option shall be exercisable at such time or times as the Board, in its discretion, shall determine, except that no stock option shall be exercisable after the expiration of ten years from the date of grant. A stock option to the extent exercisable at any time may be exercised in whole or in part.

    (D) Alternative stock appreciation rights granted in conjunction with a stock option shall entitle the person exercising the alternative stock appreciation rights to surrender the related stock option, or any portion thereof, and to receive from the Company in exchange therefor that number of shares of the Common Stock having an aggregate fair market value on the date of exercise of the alternative stock appreciation rights equal to the excess of the fair market value of one share of the Common Stock on such date of exercise over the option price per share times the number of shares covered by the related stock option, or portion thereof, which is surrendered. Alternative stock appreciation rights shall be exercisable to the extent that the related stock option is exercisable and only by the same person who is entitled to exercise the related stock option; provided, however, that alternative stock appreciation rights granted in conjunction with an incentive stock option shall not be exercisable unless the then fair market value of the Common Stock exceeds the option price of the shares subject to the incentive stock option. Cash shall be paid in lieu of any fractional share. The Board shall have the authority, in its discretion, to determine that the obligation of the Company shall be paid in cash or part in cash and part in shares. The date of exercise of alternative stock appreciation rights shall be determined under procedures established by the Board, and as of the date of exercise the person exercising the alternative stock appreciation rights shall be considered for all purposes to be the owner of the shares to be received. To the extent that a stock option as to which alternative stock appreciation rights have been granted is exercised, canceled, terminates or expires, the alternative stock appreciation rights shall be canceled. For the purposes of this Section 5(D), the fair market value of the Common Stock shall be determined as provided in Section 5(J).

    (E) Cash payment rights granted in conjunction with a nonstatutory stock option shall entitle the person who is entitled to exercise the stock option, upon exercise of the stock option or any portion thereof, to receive cash from the Company (in addition to the shares to be received upon exercise of the stock option) equal to such percentage as the Board, in its discretion, shall determine not greater than one hundred percent (100%) of the excess of the fair market value of a share of the Common Stock on the date of exercise of the stock option over the option price per share of the stock option times the number of shares covered by the stock option, or portion thereof, which is exercised. Payment of the cash provided for in this Section 5(E) shall be made by the Company as soon as practicable after the time the amount payable is determined. For purposes of this Section 5(E), the fair market value of the Common Stock shall be determined as provided in Section 5(J).

    (F) Unless the Board, in its discretion, shall otherwise determine, (i) no incentive stock option shall be transferable by the grantee otherwise than by Will, or if the grantee dies intestate, by the laws of descent and distribution of the state of domicile of the grantee at the time of death and
  (ii) all incentive stock options shall be exercisable during the lifetime of the grantee only by the grantee. Unless the Board, in its discretion, shall otherwise determine, a nonstatutory stock options may be transferred by the grantee by gift to the grantee's spouse or to any of the grantee's lineal descendants or to the trustee(s) of a trust for the benefit of any such person. Any nonstatutory stock option gifted to any such person or trust shall be subject to the restrictions, terms and conditions of the Plan and the agreement referred to in Section 5(I), and any such transferee shall be deemed to be a grantee and shall upon receipt of such stock option, as a condition of effectiveness of the transfer, sign a written agreement with the Company agreeing to such restrictions, terms and conditions.

    (G) (1) Subject to the provisions of Section 4 in the case of incentive stock options and subject to the restriction on exercise set forth in Section 5(L), unless the Board, in its discretion, shall otherwise determine:

          (i) If the employment of a grantee is voluntarily terminated with the consent of the Company or a Subsidiary or a grantee retires under any retirement plan of the Company or a Subsidiary, any outstanding stock option granted to the grantee shall be exercisable (but only to the extent exercisable immediately prior to the termination of employment, provided that the restriction on exercise set forth in Section 5(L) shall not be considered solely in determining the extent to which such stock option is exercisable on the date of termination of employment) at any time prior to the expiration date of such stock option or until three years after the date of termination of employment of the grantee, whichever is the shorter period, and to the extent not exercisable shall terminate;

          (ii) Following the death of a grantee during employment, any outstanding stock option granted to the grantee shall be exercisable in full (whether or not so exercisable immediately prior to the death of the grantee) by the holder of the stock option, or if the grantee held the stock option at the time of death, by the person entitled to do so under the Will of the grantee, or, if the grantee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the grantee, at any time prior to the expiration date of the stock option or until three years after the date of death of the grantee, whichever is the shorter period;

          (iii) Following the death of a grantee after termination of employment during a period when a stock option is exercisable, the stock option shall be exercisable by the holder of the stock option, or if the grantee held the stock option at the time of death, by such person entitled to do so under the Will of the grantee or by such legal representative, at any time during the shorter of the following two periods: (i) until the expiration date of the stock option or (ii) until three years after the termination of employment of the grantee or one year after the date of death of the grantee (whichever is longer); and

          (iv) Unless Section 8(C) applies following termination of employment, if the employment of a grantee terminates for any reason other than voluntary termination with the consent of the Company or a Subsidiary, retirement under any retirement plan of the Company or a Subsidiary or death, any outstanding stock option granted to the grantee (whether or not exercisable immediately prior to termination of employment) shall automatically terminate.

    (G) (2) Unless the Board, in its discretion, shall otherwise determine:

          (i) If a grantee ceases to serve as a Nonemployee Director for any reason other than resignation, removal for cause or death, any outstanding stock option granted to the grantee shall be exercisable (but only to the extent exercisable immediately prior to ceasing to serve as a Nonemployee Director) at any time prior to the expiration date of such stock option or until three years after the date the grantee ceases to serve as a Nonemployee Director, whichever is the shorter period, and to the extent not exercisable shall terminate;

          (ii) Following the death of a grantee during service as a Nonemployee Director, any outstanding stock option granted to the grantee shall be exercisable in full (whether or not so exercisable immediately prior to the death of the grantee) by the holder of the stock option, or if the grantee held the stock option at the time of death, by the person entitled to do so under the Will of the grantee, or, if the grantee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the grantee, at any time prior to the expiration date of the stock option or until three years after the date of death of the grantee, whichever is the shorter period;

          (iii) Following the death of a grantee after ceasing to serve as a Nonemployee Director during a period when a stock option is exercisable, the stock option shall be exercisable by the holder of the stock option, or if the grantee held the stock option at the time of death, by such person entitled to do so under the Will of the grantee or by such legal representative, at any time during the shorter of the following two periods: (i) until the expiration date of the stock option or (ii) until three years after the grantee ceased to serve as a Nonemployee Director or one year after the date of death of the grantee (whichever is longer); and

          (iv) Unless Section 8(C) applies following termination of service, if during his or her term of office as a Nonemployee Director a grantee resigns from the Board or is removed from office for cause, any outstanding stock option granted to the grantee (whether or not exercisable immediately prior to resignation or removal) shall automatically terminate.

    (H) If a grantee of a stock option (i) engages in the operation or management of a business (whether as owner, partner, officer, director, employee or otherwise) which is in competition with the Company or any of its Subsidiaries (provided, however, that this clause shall not apply if Section 8(C) applies), (ii) induces or attempts to induce any customer, supplier, licensee or other individual, corporation or other business organization having a business relationship with the Company or any of its Subsidiaries to cease doing business with the Company or any of its Subsidiaries or in any way interferes with the relationship between any such customer, supplier, licensee or other person and the Company or any of its Subsidiaries or (iii) solicits any employee of the Company or any of its Subsidiaries to leave the employment thereof or in any way interferes with the relationship of such employee with the Company or any of its Subsidiaries, the Board, in its discretion, may immediately terminate all outstanding stock options granted to the grantee. Whether a grantee has engaged in any of the activities referred to the preceding sentence which would cause the outstanding stock options to be terminated shall be determined, in its discretion, by the Board, and any such determination by the Board shall be final and binding.

    (I) All stock options, alternative stock appreciation rights and cash payment rights shall be confirmed by an agreement which shall be executed on behalf of the Company by the Chief Executive Officer (if other than the President), the President or any Vice President and by the grantee. The agreement confirming a stock option shall specify whether the stock option is an incentive stock option or a nonstatutory stock option. The provisions of the agreements need not be identical.

    (J) Fair market value of the Common Stock shall be the mean between the following prices, as applicable, for the date as of which fair market value is to be determined as quoted in The Wall Street Journal (or in such other reliable publication as the Board, in its discretion, may determine to rely upon): (i) if the Common Stock is listed on the New York Stock Exchange, the highest and lowest sales prices per share of the Common Stock as quoted in the NYSE-Composite Transactions listing for such date, (ii) if the Common Stock is not listed on such exchange, the highest and lowest sales prices per share of Common Stock for such date on (or on any composite index including) the principal United States securities exchange registered under the Securities Exchange Act of 1934, as amended (the "1934 Act") on which the Common Stock is listed or (iii) if the Common Stock is not listed on any such exchange, the highest and lowest sales prices per share of the Common Stock for such date on the National Association of Securities Dealers Automated Quotations System or any successor system then in use ("NASDAQ"). If there are no such sale price quotations for the date as of which fair market value is to be determined but there are such sale price quotations within a reasonable period both before and after such date, then fair market value shall be determined by taking a weighted average of the means between the highest and lowest sales prices per share of the Common Stock as so quoted on the nearest date before and the nearest date after the date as of which fair market value is to be determined. The average should be weighted inversely by the respective numbers of trading days between the selling dates and the date as of which fair market value is to be determined. If there are no such sale price quotations on or within a reasonable period both before and after the date as of which fair market value is to be determined, then fair market value of the Common Stock shall be the mean between the bona fide bid and asked prices per share of Common Stock as so quoted for such date on NASDAQ, or if none, the weighted average of the means between such bona fide bid and asked prices on the nearest trading date before and the nearest trading date after the date as of which fair market value is to be determined, if both such dates are within a reasonable period. The average is to be determined in the manner described above in this Section 5(J). If the fair market value of the Common Stock cannot be determined on any basis previously set forth in this Section 5(J) for the date as of which fair market value is to be determined, the Board shall in good faith determine the fair market value of the Common Stock on such date. Fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

    (K) The obligation of the Company to issue shares of the Common Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Company, (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, on which the Common Stock may then be listed and (iii) all other applicable laws, regulations, rules and orders which may then be in effect.

    (L) Notwithstanding any other provision of this Section 5 or any other provision of the Plan or any stock option agreement, any grantee who has made a hardship withdrawal from the Tuscarora Incorporated Savings Plan for Salaried Employees (or any holder of a stock option granted to such a grantee) shall be prohibited, for a period of twelve (12) months following such hardship withdrawal, from exercising any stock option granted under the Plan in such a manner and to the extent that the exercise of such stock option would result in an employee elective contribution or an employee contribution to an employer plan within the meaning of Treasury Regulation sec. 1.401(k)-1(d)(2)(iii)(B)(3) or any successor regulation thereto.

     Subject to the foregoing provisions of this Section 5 and the other provisions of the Plan, stock options, alternative stock appreciation rights and cash payment rights granted under the Plan shall be subject to such restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the Board and set forth in the agreement referred to in Section 5(I).

                                   SECTION 6
                   RESTRICTED SHARES, PERFORMANCE SHARES AND
                               OTHER SHARE AWARDS

     (A) Restricted Shares

     Awards of restricted shares shall be confirmed by an agreement which shall set forth the number of shares of the Common Stock awarded, the restrictions imposed thereon (including, without limitation, restrictions on the right of the grantee to sell, assign, transfer or encumber such shares (except as provided below) while such shares are subject to other restrictions imposed under this
Section 6(A)), the duration of such restrictions, events (which may, in the discretion of the Board, include termination of employment and/or performance-based events) the occurrence of which would cause a forfeiture of the restricted shares and such other terms and conditions as shall be determined, in its discretion, by the Board. The agreement shall be executed on behalf of the Company by the Chief Executive Officer (if other than the President), the President or any Vice President and by the grantee. The provisions of the agreements need not be identical. Awards of restricted shares shall be effective on the date determined, in its discretion, by the Board.

     Following the award of restricted shares and prior to the lapse or termination of the applicable restrictions, share certificates for the restricted shares shall be issued in the name of the grantee and deposited with the Company in escrow together with related stock powers signed by the grantee. Except as provided in Section 7, the Board, in its discretion, may determine that dividends and other distributions on the shares held in escrow shall not be paid to the grantee until the lapse or termination of the applicable restrictions. Unless otherwise provided, in its discretion, by the Board, any such dividends or other distributions shall not bear interest. Upon the lapse or termination of the applicable restrictions (and not before such time), the share certificates for the restricted shares (subject to the provisions of Section 10) shall be released from escrow and unpaid dividends, if any, shall be paid. From the date the award of restricted shares is effective, the grantee shall be a shareholder with respect to all the shares represented by the share certificates and shall have all the rights of a shareholder with respect to all the restricted shares, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares, subject only to the preceding provisions of this paragraph and the other restrictions imposed by the Board.

     If a grantee of restricted shares (i) engages in the operation or management of a business (whether as owner, partner, officer, director, employee or otherwise) which is in competition with the Company or any of its Subsidiaries (provided, however, that this clause shall not apply if Section 8(D) applies), (ii) induces or attempts to induce any customer, supplier, licensee or other individual, corporation or other business organization having a business relationship with the Company or any of its Subsidiaries to cease doing business with the Company or any of its Subsidiaries or in any way interferes with the relationship between any such customer, supplier, licensee or other person and the Company or any of its Subsidiaries or (iii) solicits any employee of the Company or any of its Subsidiaries to leave the employment thereof or in any way interferes with the relationship of such employee with the Company or any of its Subsidiaries, the Board may immediately declare forfeited all restricted shares awarded to the grantee as to which the restrictions have not yet lapsed. Whether a grantee has engaged in any of the activities referred to in the preceding sentence which would cause the restricted shares to be forfeited shall be determined, in its discretion, by the Board, and any such determination by the Board shall be final and binding.

     Neither this Section 6(A) nor any other provision of the Plan shall preclude a grantee from transferring restricted shares to (i) the trustee(s) of a trust that is revocable by such grantee alone, both at the time of the transfer and at all times thereafter prior to such grantee's death, or (ii) the trustee(s) of any other trust to the extent approved in advance by the Board. Restricted shares held by such trustee(s) shall be subject to all the restrictions, terms and conditions of the Plan and the applicable agreement as if such trustee(s) were a party to such agreement.

     (B) Performance Shares

     An award of performance shares shall entitle the grantee to receive up to the number of shares of Common Stock covered by the award at the end of or at a specified time or times during a specified award period contingent upon the extent to which one or more predetermined performance targets have been met during the award period. All the terms and conditions of an award of performance shares shall be determined, in its discretion, by the Board and shall be confirmed by an agreement which shall be executed on behalf of the Company by the Chief Executive Officer (if other than the President), the President or any Vice President and by the grantee. The performance target or targets may be expressed in terms of earnings per share, return on shareholder equity, operating profit, return on capital employed or such other measures of accomplishment by the Company or a Subsidiary, or any branch, department or other portion thereof, or the grantee individually, as may be established, in its discretion, by the Board. The performance target or targets may vary for different award periods and need not be the same for each grantee receiving an award for an award period.

     At any time prior to the end of an award period, the Board may adjust downward (but not upward) the performance target or targets as a result of major events unforeseen at the time of the award, such as changes in the economy, in the industry or laws affecting the operations of the Company or a Subsidiary, or any branch, department or other portion thereof, or any other event the Board determines would have a significant impact upon the probability of attaining the previously established performance target or targets.

     Payment of earned performance shares shall be made as soon as practicable after the shares have been earned. The Board, in its discretion, may determine that any dividends or other distributions that would have been paid on earned performance shares had the shares been outstanding during the period from the award to the payment of the performance shares shall also be paid. Unless otherwise provided, in its discretion, by the Board, any such dividends or other distributions shall not bear interest.

     Unless otherwise provided in the agreement confirming the award of the performance shares, if prior to the close of an award period, the employment of a grantee of performance shares is voluntarily terminated with the consent of the Company or a Subsidiary, the grantee retires under any retirement plan of the Company or a Subsidiary or the grantee dies during employment, the Board in its discretion, may determine to pay all or part of the performance shares based upon the extent to which the Board determines the performance target or targets have been achieved as of the date of termination of employment, retirement or death, the period of time remaining until the end of the award period and/or such other factors as the Board may deem relevant. If the Board, in its discretion, determines that all or any part of the performance shares shall be paid, payment shall be made as promptly as practicable following such determination. Except as otherwise provided in Section 8(E), if the employment of a grantee of an award of performance shares terminates prior to the time the performance shares have been earned for any reason other than voluntary termination with the consent of the Company or a Subsidiary, retirement under any retirement plan of the Company or a Subsidiary or death, the unearned performance shares shall be deemed not to have been earned and such shares shall not be paid. Whether termination of employment is a voluntary termination with the consent of the Company or a Subsidiary shall be determined, in its discretion, by the Board and any such determination by the Board shall be final and binding.

     If a grantee of performance shares (i) engages in the operation or management of a business (whether as owner, partner, officer, director, employee or otherwise) which is in competition with the Company or any of its Subsidiaries (provided, however, that this clause shall not apply if Section 8(E) applies), (ii) induces or attempts to induce any customer, supplier, licensee or other individual, corporation or other business organization having a business relationship with the Company or any of its Subsidiaries to cease doing business with the Company or any of its Subsidiaries or in any way interferes with the relationship between any such customer, supplier, licensee or other person and the Company or any of its Subsidiaries or (iii) solicits any employee of the Company or any of its Subsidiaries to leave the employment thereof or in any way interferes with the relationship of such employee with the Company or any of its Subsidiaries, the Board may immediately cancel the award. Whether a grantee has engaged in any of the activities referred to the preceding sentence which would cause the award of performance shares to be canceled shall be determined, in its discretion, by the Board, and any such determination by the Board shall be final and binding.

     Neither this Section 6(B) nor any other provision of the Plan shall preclude a grantee from transferring the right to receive performance shares to
(i) the trustee(s) of a trust that is revocable by such grantee alone, both at the time of the transfer and at all times thereafter prior to such grantee's death, or (ii) the trustee(s) of any other trust to the extent approved in advance by the Board. The right to receive performance shares held by such trustee(s) shall be subject to all the restrictions, terms and conditions of the Plan and the applicable agreement as if such trustee(s) were a party to such agreement.

     (C) Other Share Awards

     The Board, in its discretion, may from time to time make other awards of shares of Common Stock under the Plan as an inducement to the grantee to enter the employment of the Company or a Subsidiary, in recognition of the contribution of the grantee to the performance of the Company or a Subsidiary, or any branch, department or other portion thereof, in recognition of the grantee's individual performance or on the basis of such other factors as the Board may deem relevant. Common Stock issued as a bonus pursuant to this Section 6(C) shall be issued for such consideration as the Board shall determine in its sole discretion.

                                   SECTION 7

                     ADJUSTMENT AND SUBSTITUTION OF SHARES

     If a dividend or other distribution shall be declared upon the Common Stock payable in shares of the Common Stock, the number of shares of the Common Stock subject to any outstanding stock options or performance share awards and the number of shares of the Common Stock which may be issued under the Plan but are not subject to outstanding stock options or performance share awards on the date fixed for determining the shareholders entitled to receive such stock dividend or distribution shall be adjusted by adding thereto the number of shares of the Common Stock which would have been distributable thereon if such shares had been outstanding on such date. Shares of Common Stock so distributed with respect to any restricted shares held in escrow shall also be held by the Company in escrow and shall be subject to the same restrictions as are applicable to the restricted shares on which they were distributed.

     If the outstanding shares of the Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Company or another corporation, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of the Common Stock subject to any then outstanding stock option or performance share award, and for each share of the Common Stock which may be issued under the Plan but which is not then subject to any outstanding stock option or performance share award, the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchangeable. Unless otherwise determined by the Board, in its discretion, any such stock or securities, as well as any cash or other property, into or for which any restricted shares held in escrow shall be changed or exchangeable in any such transaction shall also be held by the Company in escrow and shall be subject to the same restrictions as are applicable to the restricted shares in respect of which such stock, securities, cash or other property was issued or distributed.

     In case of any adjustment or substitution as provided for in the first two paragraphs of this Section 7, the aggregate option price for all shares subject to each then outstanding stock option prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction) to which such shares shall have been adjusted or which shall have been substituted for such shares. Any new option price per share shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

     If the outstanding shares of the Common Stock shall be changed in value by reason of any spin-off, split-off or split-up, or dividend in partial liquidation, dividend in property other than cash or extraordinary distribution to holders of the Common Stock, (i) the Board shall make any adjustments to any then outstanding stock option which it determines are equitably required to prevent dilution or enlargement of the rights of grantees which would otherwise result from any such transaction, and (ii) unless otherwise determined by the Board, in its discretion, any stock, securities, cash or other property distributed with respect to any restricted shares held in escrow or for which any restricted shares held in escrow shall be exchanged in any such transaction shall also be held by the Company in escrow and shall be subject to the same restrictions as are applicable to the restricted shares in respect of which such stock, securities, cash or other property was distributed or exchanged.

     No adjustment or substitution provided for in this Section 7 shall require the Company to issue or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution. Owners of restricted shares held in escrow shall be treated in the same manner as owners of Common Stock not held in escrow with respect to fractional shares created by an adjustment or substitution of shares, except that, unless otherwise determined by the Board, in its discretion, any cash or other property paid in lieu of a fractional share shall be subject to restrictions similar to those applicable to the restricted shares exchanged therefor.

     If any adjustment or substitution provided for in this Section 7 requires the approval of shareholders in order to enable the Company to grant incentive stock options, then no such adjustment or substitution shall be made without the required shareholder approval. Notwithstanding the foregoing, in the case of incentive stock options, if the effect of any such adjustment or substitution would be to cause the stock option to fail to continue to qualify as an incentive stock option or to cause a modification, extension or renewal of such stock option within the meaning of Section 424 of the Code, the Board may elect that such adjustment or substitution not be made but rather shall use reasonable efforts to effect such other adjustment of each then outstanding stock option as the Board, in its discretion, shall deem equitable and which will not result in any disqualification, modification, extension or renewal (within the meaning of Section 424 of the Code) of the incentive stock option.

     Except as provided in this Section 7, a grantee shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

                                   SECTION 8

                      ADDITIONAL RIGHTS IN CERTAIN EVENTS

     (A) Definitions.

     For purposes of this Section 8, the following terms shall have the following meanings:

    (1) The term "Person" shall be used as that term is used in Sections 13(d) and 14(d) of the 1934 Act as in effect on the effective date of the Plan.

    (2) "Beneficial Ownership" shall be determined as provided in Rule 13d-3 under the 1934 Act as in effect on the effective date of the Plan.

    (3) A specified percentage of "Voting Power" of a company shall mean such number of the Voting Shares as shall enable the holders thereof to cast such percentage of all the votes which could be cast in an annual election of directors (without consideration of the rights of any class of stock other than the common stock of the company to elect directors by a separate class vote); and "Voting Shares" shall mean all securities of a company entitling the holders thereof to vote in an annual election of directors (without consideration of the rights of any class of stock other than the common stock of the company to elect directors by a separate class vote).

    (4) "Tender Offer" shall mean a tender offer or exchange offer to acquire securities of the Company (other than such an offer made by the Company or any Subsidiary), whether or not such offer is approved or opposed by the Board.

    (5) "Continuing Directors" shall mean a director of the Company who either
  (a) was a director of the Company on the effective date of the Plan or (b) is an individual whose election, or nomination for election, as a director of the Company was approved by a vote of at least two-thirds of the directors then still in office who were Continuing Directors (other than an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company which would be subject to Rule 14a-11 under the 1934 Act, or any successor Rule).

    (6) "Section 8 Event" shall mean the date upon which any of the following events occurs:

          (a) The Company acquires actual knowledge that any Person other than the Company, a Subsidiary or any employee benefit plan(s) sponsored by the Company or a Subsidiary has acquired the Beneficial Ownership, directly or indirectly, of securities of the Company entitling such Person to 20% or more of the Voting Power of the Company;

          (b) A Tender Offer is made to acquire securities of the Company entitling the holders thereof to 20% or more of the Voting Power of the Company; or

          (c) A solicitation subject to Rule 14a-11 under the 1934 Act (or any successor Rule) relating to the election or removal of 50% or more of the members of the Board or any class of the Board shall be made by any person other than the Company or less than 51% of the members of the Board shall be Continuing Directors; or

          (d) The shareholders of the Company shall approve a merger, consolidation, share exchange, division or sale or other disposition of assets of the Company as a result of which the shareholders of the Company immediately prior to such transaction shall not hold, directly or indirectly, immediately following such transaction a majority of the Voting Power of (i)in the case of a merger or consolidation, the surviving or resulting corporation, (ii) in the case of a share exchange, the acquiring corporation or (iii) in the case of a division or a sale or other disposition of assets, each surviving, resulting or acquiring corporation which, immediately following the transaction, holds more than 10% of the consolidated assets of the Company immediately prior to the transaction;

  provided, however, that (i) if securities beneficially owned by a grantee are included in determining the Beneficial Ownership of a Person referred to in
  (a) above, (ii) a grantee is required to be named pursuant to Item 2 of the
  Schedule 14D-1 (or any similar successor filing requirement) required to be filed by the bidder making a Tender Offer referred to in (b) above or (iii) if a grantee is a "participant" as defined in Instruction 3 to Item 4 of Schedule 14A under the 1934 Act (or any successor Rule) in a solicitation (other than a solicitation by the Company) referred to in (c) above, then no Section 8 Event with respect to such grantee shall be deemed to have occurred by reason of such event.

     (B) Acceleration of the Exercise Date of Stock Options.

     Subject to the provisions of Section 4 in the case of incentive stock options, unless the agreement referred to in Section 5(I) shall otherwise provide, notwithstanding any other provision contained in the Plan, in case any "Section 8 Event" occurs all outstanding stock options (other than those granted to a person referred to in the proviso to Section 8(A)(6)) shall become immediately and fully exercisable whether or not otherwise exercisable by their terms.

     (C) Extension of the Expiration Date of Stock Options.

     Subject to the provisions of Section 4 in the case of incentive stock options, unless the agreement referred to in Section 5(I) shall otherwise provide, notwithstanding any other provision contained in the Plan, all outstanding stock options granted to a grantee (other than a grantee referred to in the proviso to Section 8(A)(6)) whose employment with the Company or a Subsidiary terminates within one year of any Section 8 Event for any reason other than voluntary termination with the consent of the Company or a Subsidiary, retirement under any retirement plan of the Company or a Subsidiary or death, or whose service as a Nonemployee Director ceases within one year of any Section 8 Event for any reason other than removal for cause or death, which are exercisable shall continue to be exercisable for a period of three years from the date of such termination of employment or the date the grantee ceases to be a Nonemployee Director, but in no event after the expiration date of the stock option.

     (D) Lapse of Restrictions on Restricted Shares.

     Unless the agreement referred to in Section 6(A) shall otherwise provide, notwithstanding any other provision contained in the Plan, if any "Section 8 Event" occurs prior to the scheduled lapse of all restrictions applicable to restricted shares (other than shares awarded to a person referred to in the proviso to Section 8(A)(6)), all such restrictions shall lapse upon the occurrence of any such "Section 8 Event" regardless of the scheduled lapse of such restrictions.

     (E) Payment of Performance Shares

     Unless the agreement referred to in Section 6(B) shall otherwise provide, notwithstanding any other provision contained in the Plan, if any "Section 8 Event" occurs prior to the end of an award period with respect to an award of performance shares to a grantee, the performance shares (unless the grantee is a person referred to in the proviso to Section 8(A)(6)) shall be deemed to have been fully earned as of the date of the Section 8 Event, regardless of the attainment or nonattainment of any performance target and shall be paid as promptly as practicable after the Section 8 Event.

                                   SECTION 9

                  EFFECT OF THE PLAN ON THE RIGHTS OF GRANTEES

     Neither the adoption of the Plan nor any action of the Board pursuant to the Plan shall be deemed to give any employee any right to be granted a stock option (with or without alternative stock appreciation rights and/or cash payment rights) or an award under the Plan. Nothing in the Plan, in any stock option, alternative stock appreciation rights or cash payment rights granted under the Plan or in any award under the Plan or in any agreement providing for any of the foregoing shall confer any right on any employee to continue in the employ of the Company or any Subsidiary or interfere in any way with the rights of the Company or any Subsidiary to terminate the employment of any employee at any time.

     Neither the adoption of the Plan nor any action of the Board pursuant to the Plan shall confer any right to any person to continue as a Nonemployee Director of the Company or interfere in any way with the rights of the shareholders of the Company or the Board to elect and remove Nonemployee Directors.

                                   SECTION 10

                                  WITHHOLDING

     Income or employment taxes may be required to be withheld by the Company or a Subsidiary in connection with the exercise of a stock option or alternative stock appreciation rights, upon a "disqualifying disposition" of the shares acquired upon exercise of an incentive stock option, at the time restricted shares are awarded or vest, performance shares are earned or other shares are awarded, or upon the receipt by the grantee of cash in payment of cash payment rights or dividends which are treated as compensation. Except as provided below, the grantee shall pay the Company in cash the amount required to be withheld.

     Unless the Board, in its discretion, shall otherwise determine, a grantee may elect to have any withholding obligation at the time of the exercise of a nonstatutory stock option or alternative stock appreciation rights or at the time restricted shares vest, performance shares are earned or other shares are awarded satisfied in whole or in part by the Company withholding from the shares of Common Stock that would otherwise be received shares of the Common Stock having a fair market value, determined as provided in Section 5(J), on the date that the amount of tax to be withheld is determined (the "Tax Date") equal to or less than the amount required to be withheld, and in this event the Company will request that the grantee pay any additional amount required to be withheld directly to the Company in cash.

     Unless the Board, in its discretion, shall otherwise determine, a grantee may also elect to have any withholding obligation at the time of the exercise of a stock option or alternative stock appreciation rights, upon a "disqualifying disposition" of the shares acquired upon the exercise of an incentive stock option or at the time restricted shares are granted or vest, performance shares are earned or other shares are awarded satisfied in whole or in part by the grantee delivering to the Company shares of the Common Stock having a fair market value, determined as provided in Section 5(J), on the Tax Date equal to or less than the amount required to be withheld, except that no shares of the Common Stock which have been held for less than one year may be delivered, and in this event the Company will request that the grantee pay any additional amount required to be withheld directly to the Company in cash.

     Unless the Board, in its discretion, shall otherwise determine, any income or employment taxes required to be withheld by the Company or any of its Subsidiaries upon the receipt of cash in payment of cash payment rights or dividends will be satisfied by the Company by withholding the taxes required to be withheld from the cash the grantee would otherwise receive.

     If a grantee does not pay any income or employment taxes required to be withheld by the Company or any of its Subsidiaries within ten days after a request for the payment of such taxes, the Company or such Subsidiary may withhold such taxes from any other compensation to which the grantee is entitled from the Company or any of its Subsidiaries. The Company shall not be required to deliver any shares or make any cash payment under the Plan until the withholding obligation has been satisfied.

                                   SECTION 11

                                   AMENDMENT

     The right to alter and amend the Plan at any time and from time to time and the right to revoke or terminate the Plan are hereby specifically reserved to the Board; provided that no such alteration or amendment of the Plan shall, without shareholder approval, (i) increase the number of shares which may be issued under the Plan as set forth in Section 3, (ii) decrease the purchase price at which stock options may be granted to less than one hundred percent (100%) of the fair market value per share of the Common Stock on the date of grant, (iii) reprice outstanding stock options or other awards or (iv) extend the duration of the Plan. No alteration, amendment, revocation or termination of the Plan shall, without the written consent of the holder of an outstanding grant or award under the Plan, adversely affect the rights of such holder with respect to such outstanding grant or award.

                                   SECTION 12

                      EFFECTIVE DATE AND DURATION OF PLAN

     Subject to its approval by the shareholders of the Company, the Plan shall be effective as of December 18, 1997. No stock option or alternative stock appreciation rights granted under the Plan may be exercised and no restricted, performance or other shares may be awarded until after such approval. No stock option, alternative stock appreciation rights or cash payment rights may be granted and no restricted, performance or other share awards may be made under the Plan subsequent to December 17, 2007.

                                                                           PROXY

                             TUSCARORA INCORPORATED

                      SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS

             PITTSBURGH AIRPORT MARRIOTT, PARKWAY WEST, CORAOPOLIS,
                         ALLEGHENY COUNTY, PENNSYLVANIA
            THURSDAY, DECEMBER 18, 1997, 10:30 A.M., PITTSBURGH TIME

     The undersigned shareholder of Tuscarora Incorporated (the "Company") hereby appoints John P. O'Leary, Jr., Harold F. Reed, Jr. and Brian C. Mullins, and each of them acting individually, as proxies of the undersigned to vote at the Annual Meeting of Shareholders of the Company to be held December 18, 1997, and at all adjournments thereof, all the shares of Common Stock of the Company which the undersigned may be entitled to vote, on the matters set forth on the reverse side of this proxy and, in their discretion, upon any other business which may properly come before the Meeting.

     The undersigned shareholder hereby revokes all previous proxies for the Annual Meeting, acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, both dated November 18, 1997, and of the Annual Report to Shareholders for the 1997 fiscal year, and hereby ratifies all that said proxies may do by virtue hereof.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS GIVEN, THE SHARES WILL BE VOTED "FOR" ITEMS 1, 2 AND 3.

                (Continued, and to be signed, on the other side)

                              FOLD AND DETACH HERE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE                  PLEASE MARK
FOR ITEMS 1                                              YOUR VOTES AS   [ X ]
                                                          INDICATED IN
                                                          THE EXAMPLE

Item 1--The election of Directors for a three year term expiring at the annual meeting of shareholders in 2000.

    FOR           WITHHOLD
ALL NOMINEES     AUTHORITY
 (EXCEPT AS     TO VOTE FOR
 INDICATED)     ALL NOMINEES
   [  ]             [  ]

Nominees: Karen L. Farkas, Robert W. Kempmeinert, David C. O'Leary and Harold
F. Reed, Jr. A vote FOR includes discretionary authority to vote for a substituted nominee if any of the nominees named becomes unable to serve or for good cause will not serve.
(To withhold authority to vote for any individual nominee, print that nominee's name on the line below.

-------------------------------------------------------------------------------

Item 2--Approval of the adoption of the 1997 Stock
Incentive Plan

      FOR     AGAINST    ABSTAIN
     [  ]       [  ]       [  ]

Item 3--The ratification of the appointment of Ernst & Young LLP as independent public accountants to audit the financial statements of the Company and its subsidiaries for the 1998 fiscal year.

      FOR     AGAINST    ABSTAIN
     [  ]       [  ]       [  ]

PLEASE DATE AND SIGN BELOW EXACTLY AS YOUR NAME APPEARS ON THIS CARD. IF YOU ARE ACTING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, GUARDIAN OR TRUSTEE, PLEASE SO INDICATE WITH YOUR FULL TITLE WHEN SIGNING. CORPORATE OFFICERS SHOULD SIGN IN FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER. IF SHARES ARE HELD JOINTLY, EACH SHAREHOLDER NAMED SHOULD SIGN.

Dated________________________________ , 1997

____________________________________________

____________________________________________
     With respect to the Annual Meeting
I/We will attend___  I/We will not attend___



                              FOLD AND DETACH HERE


                  PLEASE INDICATE IN THE SPACE PROVIDED ABOVE
             WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.


YOU ARE URGED TO PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED AT THE MEETING.